Document and Entity Information	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010 CNY	Dec. 31, 2010 Common Class A [Member]	Dec. 31, 2010 Common Class B [Member]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2010
Entity Registrant Name	Perfect World Co., Ltd.
Entity Central Index Key	0001403849
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding			39,171,195	211,839,885
Trading Symbol	pwrd
Entity Public Float
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes

Consolidated Balance Sheets	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 CNY	Dec. 31, 2010 CNY
Assets
Cash and cash equivalents	$ 210,245,633	1,567,165,156	1,387,621,178
Restricted cash	734,790	5,033,996	4,849,614
Short-term investments	59,090,909	30,000,000	390,000,000
Accounts receivable, net	23,881,435	90,435,732	157,617,474
Due from related parties	322,348	159,100	2,127,500
Prepayments and other assets	12,631,712	54,262,066	83,369,296
Deferred tax assets	1,424,239	3,048,654	9,399,978
Total current assets	308,331,066	1,750,104,704	2,034,985,040
Non current assets
Equity investments	7,481,653	30,471,237	49,378,909
Time deposit	43,116,451		284,568,575
Restricted time deposit	18,442,640		121,721,425
Film and television cost	3,672,812	14,508,195	24,240,561
Property, equipment and software, net	46,401,359	244,069,532	306,248,969
Construction in progress	138,090,186	771,265,335	911,395,229
Intangible assets, net	20,979,511	36,930,233	138,464,771
Goodwill	73,276,490	116,256,000	483,624,832
Prepayments and other assets	7,274,340	42,516,514	48,010,649
Deferred tax assets	407,628	2,895,739	2,690,344
Total assets	667,474,136	3,009,017,489	4,405,329,304
Liabilities and Shareholders' Equity
Accounts payable	18,424,386	92,131,878	121,600,949
Advances from customers	22,151,979	88,944,437	146,203,059
Salary and welfare payable	23,354,049	99,629,630	154,136,724
Taxes payable	4,159,895	35,503,484	27,455,310
Accrued expenses and other liabilities	19,936,467	40,055,495	131,580,683
Due to related parties	732,121	5,650,616	4,832,000
Deferred revenues	58,526,510	280,584,152	386,274,965
Deferred tax liabilities	7,126,878	22,488,342	47,037,398
Deferred government grants	45,455		300,000
Total current liabilities	154,457,740	664,988,034	1,019,421,088
Deferred revenues	3,987,913	28,479,618	26,320,224
Total liabilities	158,445,653	693,467,652	1,045,741,312
Commitments and contingencies
Shareholders' Equity
Ordinary shares (US $0.0001 par value, 10,000,000,000 shares authorized, 49,171,190 Class A ordinary shares issued and outstanding, 199,957,195 Class B ordinary shares issued and outstanding as of December 31, 2009; 39,171,195 Class A ordinary shares issued and outstanding, 211,839,885 Class B ordinary shares issued and outstanding as of December 31, 2010)	30,271	198,506	199,791
Additional paid-in capital	74,710,504	381,099,428	493,089,324
Statutory reserves	36,252,180	181,563,507	239,264,390
Accumulated other comprehensive loss	(9,993,428)	(65,453,442)	(65,956,622)
Retained earnings	391,341,070	1,799,851,169	2,582,851,059
Total Perfect World Shareholders' Equity	492,340,597	2,297,259,168	3,249,447,942
Non-controlling interest	16,687,886	18,290,669	110,140,050
Total Shareholders' Equity	509,028,483	2,315,549,837	3,359,587,992
Total Liabilities and Shareholders' Equity	$ 667,474,136	3,009,017,489	4,405,329,304

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Ordinary shares, par value	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	10,000,000,000	10,000,000,000
Common Class A [Member]
Ordinary shares, shares issued	39,171,195	49,171,190
Ordinary shares, shares outstanding	39,171,195	49,171,190
Common Class B [Member]
Ordinary shares, shares issued	211,839,885	199,957,195
Ordinary shares, shares outstanding	211,839,885	199,957,195

Consolidated Statements of Operations	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY	Dec. 31, 2010 Cost Of Revenues [Member] USD ( $)	Dec. 31, 2010 Cost Of Revenues [Member] CNY	Dec. 31, 2009 Cost Of Revenues [Member] CNY	Dec. 31, 2008 Cost Of Revenues [Member] CNY	Dec. 31, 2010 Research And Development Expenses [Member] USD ( $)	Dec. 31, 2010 Research And Development Expenses [Member] CNY	Dec. 31, 2009 Research And Development Expenses [Member] CNY	Dec. 31, 2008 Research And Development Expenses [Member] CNY	Dec. 31, 2010 Sales and Marketing Expenses [Member] USD ( $)	Dec. 31, 2010 Sales and Marketing Expenses [Member] CNY	Dec. 31, 2009 Sales and Marketing Expenses [Member] CNY	Dec. 31, 2008 Sales and Marketing Expenses [Member] CNY	Dec. 31, 2010 General and Administrative Expenses [Member] USD ( $)	Dec. 31, 2010 General and Administrative Expenses [Member] CNY	Dec. 31, 2009 General and Administrative Expenses [Member] CNY	Dec. 31, 2008 General and Administrative Expenses [Member] CNY
Revenues
Online game operation revenues	$ 326,705,787	2,156,258,192	1,879,932,736	1,250,959,689
Overseas licensing revenues	32,572,849	214,980,802	214,625,630	186,218,677
Film, television and other revenues	15,029,480	99,194,565	49,804,306
Total Revenues	374,308,116	2,470,433,559	2,144,362,672	1,437,178,366
Cost of revenues
Online game related cost	(57,375,591)	(378,678,901)	(271,043,328)	(175,264,350)
Film, television and other cost	(10,002,758)	(66,018,204)	(28,717,551)
Total cost of revenues	(67,378,349)	(444,697,105)	(299,760,879)	(175,264,350)
Gross profit	306,929,767	2,025,736,454	1,844,601,793	1,261,914,016
Operating expenses
Research and development expenses	(63,496,461)	(419,076,642)	(270,355,072)	(227,836,657)
Sales and marketing expenses	(73,054,861)	(482,162,083)	(336,316,211)	(254,484,542)
General and administrative expenses	(37,144,090)	(245,150,994)	(153,684,631)	(102,492,121)
Total operating expenses	(173,695,412)	(1,146,389,719)	(760,355,914)	(584,813,320)
Operating profit	133,234,355	879,346,735	1,084,245,879	677,100,696
Other income / (expenses)
Share of loss from equity investments	(1,226,110)	(8,092,328)	(4,088,738)	(1,175,025)
Interest income	4,091,044	27,000,890	15,404,786	35,369,600
Others, net	2,401,040	15,846,865	10,422,381	(11,535,587)
Total other income	5,265,974	34,755,427	21,738,429	22,658,988
Income before tax	138,500,329	914,102,162	1,105,984,308	699,759,684
Income tax expense	(13,263,560)	(87,539,495)	(68,283,268)	(53,303,570)
Net income	125,236,769	826,562,667	1,037,701,040	646,456,114
Net (income) / loss attributable to non-controlling interests	2,142,137	14,138,106	(499,641)
Net income attributable to the Company's shareholders	127,378,906	840,700,773	1,037,201,399	646,456,114
Net earnings per share, basic	$ 0.51	3.36	4.11	2.3
Net earnings per share, diluted	$ 0.48	3.17	3.86	2.18
Net earnings per ADS, basic	$ 2.55	16.8	20.57	11.5
Net earnings per ADS, diluted	$ 2.41	15.87	19.28	10.91
Shares used in calculating basic net earnings per share	250,232,543	250,232,543	252,138,828	280,987,729
Shares used in calculating diluted net earnings per share	264,818,376	264,818,376	269,004,366	296,238,151
Total share-based compensation cost included in:
Share-based compensation cost					$ (1,051,250)	(6,938,253)	(4,983,795)	(3,000,334)	$ (5,678,899)	(37,480,733)	(36,730,329)	(22,365,703)	$ (1,981,732)	(13,079,432)	(7,290,958)	(4,733,152)	$ (5,952,573)	(39,286,985)	(28,883,711)	(19,800,642)

Consolidated Statements of Changes in Shareholders' Equity and Comprehensive Income	Total USD ( $)	Total CNY	Class A and Class B Ordinary shares [Member] CNY	Treasury stock [Member] CNY	Additional paid-in capital [Member] CNY	Statutory reserve [Member] CNY	Accumulated other comprehensive (loss)/gain [Member] CNY	Retained earnings [Member] CNY	Non-controlling interest [Member] CNY	Comprehensive income attributable to Perfect World Co., Ltd. [Member] CNY
Balance, value at Dec. 31, 2007		1,390,376,218	221,081		1,124,169,036	29,919,175	(31,771,062)	267,837,988
Balance, shares at Dec. 31, 2007			279,285,720
Comprehensive income:
Net profit		646,456,114						646,456,114		646,456,114
Foreign currency translation gain/(loss)		(33,806,593)					(33,806,593)			(33,806,593)
Total comprehensive income		612,649,521								612,649,521
Share-based compensation cost		49,899,831			49,899,831
Appropriation to statutory reserves						65,026,358		(65,026,358)
Ordinary shares issued upon exercise of employee stock options, shares			3,450,325
Ordinary shares issued upon exercise of employee stock options, value		3,901,016	2,400		3,898,616
Repurchase of shares, shares				(18,952,725)
Repurchase of shares, value		(391,224,203)		(391,224,203)
Balance, value at Dec. 31, 2008		1,665,602,383	223,481	(391,224,203)	1,177,967,483	94,945,533	(65,577,655)	849,267,744
Balance, shares at Dec. 31, 2008			282,736,045	(18,952,725)
Comprehensive income:
Net profit		1,037,701,040						1,037,201,399	499,641	1,037,201,399
Foreign currency translation gain/(loss)		124,213					124,213			124,213
Total comprehensive income		1,037,825,253							499,641	1,037,325,612
Share-based compensation cost		77,888,793			77,888,793
Appropriation to statutory reserves						86,617,974		(86,617,974)
Ordinary shares issued upon exercise of employee stock options, shares			6,058,300
Ordinary shares issued upon exercise of employee stock options, value		14,575,922	4,139		14,571,783
Repurchase of shares, shares				(20,713,235)
Repurchase of shares, value		(494,807,535)		(494,807,535)
Cancellation of repurchased shares, shares			(39,665,960)	39,665,960
Cancellation of repurchased shares, value			(29,114)	886,031,738	(886,002,624)
Acquisition of businesses (Note 9)		14,465,021							14,465,021
Change in the Company's economic interests in an affiliate (Note 9)					(3,326,007)				3,326,007
Balance, value at Dec. 31, 2009		2,315,549,837	198,506		381,099,428	181,563,507	(65,453,442)	1,799,851,169	18,290,669
Balance, shares at Dec. 31, 2009			249,128,385
Comprehensive income:
Net profit	125,236,769	826,562,667						840,700,773	(14,138,106)	840,700,773
Foreign currency translation gain/(loss)		(503,180)					(503,180)			(503,180)
Total comprehensive income		826,059,487							(14,138,106)	840,197,593
Share-based compensation cost		98,723,134			98,723,134
Appropriation to statutory reserves						57,700,883		(57,700,883)
Ordinary shares issued upon exercise of employee stock options, shares			1,882,695
Ordinary shares issued upon exercise of employee stock options, value		11,265,445	1,285		11,264,160
Excess tax benefits from share-based awards		769,168			769,168
Acquisition of businesses (Note 9)		123,945,972							123,945,972
Change in the Company's economic interests in an affiliate (Note 9)		(16,885,051)			1,233,434				(18,118,485)
Capital contribution from non- controlling interest		160,000							160,000
Balance, value at Dec. 31, 2010	$ 509,028,483	3,359,587,992	199,791		493,089,324	239,264,390	(65,956,622)	2,582,851,059	110,140,050
Balance, shares at Dec. 31, 2010			251,011,080

Consolidated Statements of Cash Flows	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY
Cash flows from operating activities:
Net income	$ 125,236,769	826,562,667	1,037,701,040	646,456,114
Adjustments for:
Share-based compensation cost	14,664,454	96,785,403	77,888,793	49,899,831
Depreciation and amortization expense	14,544,803	95,995,702	65,059,775	22,130,217
In-process research and development acquired from InterServ				78,417,506
Exchange loss	879,194	5,802,680	758,889	12,187,231
Share of loss from equity investments	1,226,110	8,092,328	4,088,738	1,175,025
Loss from disposal of property, equipment and software	168,338	1,111,034	956,566	176,354
Deferred income tax	(628,215)	(4,146,222)	(1,045,509)
PRC withholding tax on dividend distribution			(6,255,069)	26,000,000
Provision for doubtful accounts	1,487,499	9,817,494
Provision for film and television cost	729,203	4,812,737
Excess tax benefits from share-based payment arrangements	116,541	769,168
Changes in assets and liabilities:
Accounts receivable	(2,034,951)	(13,430,678)	(52,172,840)	(22,103,425)
Current prepayments and other assets	(1,809,328)	(11,941,564)	(15,648,807)	(11,922,267)
Foreign withholding tax	116,385	768,138	628,243	(1,365,895)
Film and television cost	6,297,903	41,566,160	1,081,731
Due from/to related parties	(422,275)	(2,787,016)	1,563,916
Non-current prepayments and other assets	(1,686,688)	(11,132,139)	3,629,432	(16,858,536)
Accounts payable	(608,902)	(4,018,752)	40,616,081	(831,337)
Advances from customers	3,680,199	24,289,311	8,599,884	28,715,928
Salary and welfare payable	7,531,216	49,706,027	36,583,927	30,996,508
Taxes payable	(1,624,926)	(10,724,511)	14,781,543	7,396,894
Accrued expenses and other liabilities	740,517	4,887,415	7,586,190	8,517,394
Deferred revenues	3,918,782	25,863,964	53,746,697	113,312,411
Deferred government grants	45,455	300,000	(620,000)	(480,000)
Net cash provided by operating activities	172,568,083	1,138,949,346	1,279,529,220	971,819,953
Cash flows from investing activities:
Purchase of property, equipment and software	(17,918,483)	(118,261,994)	(101,956,994)	(74,123,466)
Cash paid for construction in progress	(19,146,184)	(126,364,817)	(62,074,145)	(685,488,822)
Purchase of intangible assets	(5,223,402)	(34,474,450)	(4,829,155)	(1,351,351)
Capitalized product development costs	(3,839,737)	(25,342,261)
(Increase) / decrease of restricted cash and restricted time deposit	(18,181,818)	(120,000,000)	145,351,724	(150,361,200)
Cash paid for the assets acquired from InterServ				(102,852,002)
Cash paid for equity investments	(4,090,909)	(27,000,000)	(10,000,000)	(23,735,000)
Cash paid for business acquisitions, net of cash acquired	(35,157,353)	(232,038,527)	(172,199,707)
Purchase of short-term investment	(185,757,576)	(1,226,000,000)	(70,000,000)	(50,000,000)
Maturities of short-term investments	131,212,121	866,000,000	90,000,000
Purchase of time deposits	(42,424,242)	(280,000,000)
Increase in loan receivable			(3,000,000)
Decrease in loan receivable			9,980,000
Net cash used in investing activities	(200,527,583)	(1,323,482,049)	(178,728,277)	(1,087,911,841)
Cash flows from financing activities:
Exercises of share options	1,435,723	9,475,772	14,615,293	3,836,884
Repurchase of shares			(881,456,089)	(4,575,649)
Capital contribution from non-controlling interest	24,242	160,000
Net cash (used in) / provided by financing activities	1,459,965	9,635,772	(866,840,796)	(738,765)
Effect of exchange rate changes on cash and cash equivalents	(704,098)	(4,647,047)	129,278	(46,126,609)
Net (decrease) / increase in cash	(27,203,633)	(179,543,978)	234,089,425	(162,957,262)
Cash and cash equivalents, beginning of the period	237,449,266	1,567,165,156	1,333,075,731	1,496,032,993
Cash and cash equivalents, end of the period	210,245,633	1,387,621,178	1,567,165,156	1,333,075,731
Supplemental schedule of non-cash financing activities:
Share repurchase from SAIF				(386,648,554)
Contingent liability incurred from Xinbaoyuan and Baohong acquisition	(12,383,253)	(81,729,472)
Supplemental disclosures of cash flow information:
Cash paid during the year for income taxes	$ (14,185,437)	(93,623,886)	(54,963,960)	(23,288,291)

Organization and Principal Activities	12 Months Ended
Dec. 31, 2010
Organization and Principal Activities
Organization and Principal Activities

1. Organization and principal activities

The accompanying consolidated financial statements include the financial statements of Perfect World Co., Ltd. (the "Company") and its subsidiaries and variable interest entities ("VIEs"). The Company was incorporated in the Cayman Islands on June 28, 2006. The Company has been listed on the NASDAQ in the United States of America since July 26, 2007. The Company, all the subsidiaries and the VIEs are collectively referred to as the "Group."

Details of the subsidiaries and major VIEs as of December 31, 2010 are described below:

Subsidiaries	Equity interest held	Place and Date of incorporation or date of acquisition
Beijing Perfect World Software Co., Ltd. ("PW Software")	100%	Beijing, China, August 2006
Perfect Online Holding Limited ("PW Hong Kong")	100%	Hong Kong, China, December 2007
Perfect World Entertainment Inc. ("PW USA")	100%	Delaware, USA, April 2008
Perfect Game Holdings Limited ("PW BVI")	100%	British Virgin Islands, October 2008
Perfect Star Co., Ltd. ("PW Malaysia")	100%	Labuan, Malaysia, January 2009
Global InterServ (Caymans) Inc. ("InterServ Caymans")	100%	Cayman Islands, acquired in February 2009
InterServ Information and Technology (Shanghai) Co., Ltd. ("InterServ Shanghai")	100%	Shanghai, China, acquired in February 2009
Chengdu InterServ Information and Technology Co., Ltd. ("InterServ Chengdu")	100%	Chengdu, China, acquired in February 2009
Perfect World Interactive Entertainment Co., Ltd. ("PW Interactive")	100%	Cayman Islands, March 2009
Perfect Pictures Co., Ltd. ("Perfect Pictures BVI")	100%	British Virgin Islands, April 2009
Perfect Sky Online Co., Limited ("PW Sky")	100%	Hong Kong, China, May 2009
Perfect Entertainment Zone N.V. ("PW Antilles")	100%	Netherlands Antilles, August, 2009
Perfect World Interactive Technology Co., Ltd. ("PW Taiwan")	100%	Taiwan, China, November 2009
Perfect World Universal Coöperatieve U.A. ("PW Universal")	100%	Netherlands, December 2009
Shanghai Perfect World Software Co., Ltd. ("Shanghai PW Software")	100%	Shanghai, China, December 2009
Perfect World Europe B.V. ("PW Europe")	100%	Netherlands, January 2010
C&C Media Co., Ltd. ("C&C Media")	100%	Japan, acquired in April 2010
CCO Co., Ltd. ("CCO")	100%	Japan, acquired in April 2010
Beijing Perfect World Digital Entertainment Software Co., Ltd. ("PW Digital Software")	100%	Beijing, China, April 2010
Runic Games, Inc. ("Runic Games")	74.47%	Delaware, USA, acquired in May 2010
Beijing Perfect World Game Software Co., Ltd. ("PW Game Software")	100%	Beijing, China, August 2010
Major VIEs	Economic interest held	Place and Date of incorporation or date of acquisition
Beijing Perfect World Network Technology Co., Ltd. ("PW Network")	100%	Beijing, China, March 2004
Beijing Huanxiang Zongheng Chinese Literature Website Co., Ltd. ("PW Literature")	100%	Beijing, China, June 2008
Shanghai Perfect World Network Technology Co., Ltd. ("Shanghai PW Network")	100%	Shanghai, China, November 2008
Chengdu Perfect World Network Technology Co., Ltd. ("Chengdu PW Network")	100%	Chengdu, China, February 2009
Perfect World (Beijing) Pictures Co., Ltd., ("PW Pictures"), formerly known as Beijing Perfect World Cultural Communication Co., Ltd. ("PW Cultural")*	100%	Beijing, China, acquired in April 2009
Beijing Perfect World Digital Entertainment Co., Ltd. ("PW Digital")	100%	Beijing, China, September 2009

*	PW Pictures has majority equity interests in four subsidiaries named Beijing Xinbaoyuan Movie & TV Investment Co., Ltd. ("Xinbaoyuan"), Shanghai Baohong Entertainment and Media Co., Ltd. ("Baohong"), Beijing iTime Production Co., Ltd. ("iTime") and Beijing Perfect Harvest Pictures Co., Ltd. ("Perfect Harvest").

The Group is principally engaged in research, development, operation and licensing of online games. The Group's principal operations and geographic market are in the People's Republic of China (the "PRC"), United States of America, Japan and Southeast Asia Region. PW Network was the predecessor of the Group and operated all of the business of the Group prior to September 2006. PW Network is ultimately owned by Mr. Michael Yufeng Chi, the Company's director and chief executive officer, Mr. Di He, the Company's chief technology officer, and three other PRC citizens.

In September 2006, the Group undertook a restructure and reorganization (the "Reorganization") immediately prior to the issuance of Series A Convertible preferred shares to SB Asia Investment Fund II L.P. ("SAIF"). The Reorganization was necessary to comply with the PRC law and regulations which prohibit or restrict foreign ownership of companies to provide internet content services, which include operating online games. As part of the Reorganization, the Company established PW Software, a wholly foreign owned enterprise, and PW Software entered into a series of agreements with PW Network and its equity owners, including agreements to acquire the online game development business and related assets from PW Network. The Company is able to substantially control PW Network through PW Software's contractual arrangements with PW Network and its equity owners.

In June 2008, the Group has further established PW Literature, a variable interest entity, to facilitate its investment and the development of its business.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2. Summary of significant accounting policies

(1) Basis of presentation

The consolidated financial statements of the Group have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Significant accounting policies followed by the Group in the preparation of the accompanying consolidated financial statements are summarized below.

(2) Principles of consolidation and recognition of non-controlling interest

The consolidated financial statements include the accounts of the Company and its wholly-owned and majority-owned subsidiaries and VIEs. VIEs are consolidated if the Company determines that it is the primary beneficiary. All intercompany transactions are eliminated.

For majority-owned subsidiaries and VIEs, non-controlling interest is recognized to reflect the portion of their equity which is not attributable, directly or indirectly, to the controlling shareholder. Net income attributable to the non-controlling shareholders is recorded in the Group's Consolidated Statements of Operations.

The Group has adopted the guidance of accounting for variable interest entities, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity. The Group's management evaluated the relationships between the Company, PW Software and PW Network, the relationships between the Company, PW Software and PW Literature and the economic benefit flow of the above contractual arrangements. In connection with such evaluation, management also took into account the fact that PW Software control 100% of the shareholders' voting interests in the VIEs. The Group concluded that each of PW Network and PW Literature is a variable interest entity of the Company, of which the Company is the primary beneficiary. As a result, PW Network and its subsidiaries and PW literature's results of operations, assets and liabilities have been included in the Group's consolidated financial statements.

As of December 31, 2010, the total assets of the consolidated VIEs were RMB1,554,529,584, mainly comprising cash and cash equivalents of RMB472,235,199, time deposits of RMB210,000,000 and goodwill of RMB227,355,604. As of December 31, 2010, the total liabilities of the consolidated VIEs were RMB738,122,389, mainly comprising receipts in advance of RMB145,263,735, deferred revenue of RMB271,959,733, accrued expenses and other liabilities of RMB127,418,693 and contingent consideration related to the acquisition of Xinbaoyuan and Baohong of RMB81,729,472. These balances are reflected in Company's consolidated financial statements with intercompany transactions eliminated. Under the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs, and can have assets freely transferred out of the VIEs without any restrictions. Therefore, the Company considers that there is no asset in any of consolidated VIEs that can be used only to settle obligations of the VIEs, except for registered capital and PRC statutory reserves of the VIEs in the amount of RMB36,939,088 as of December 31, 2010. As all the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs.

Currently there is no contractual arrangement that requires the Company to provide additional financial support to the VIEs. As the Company is conducting certain businesses in the PRC mainly through the VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

(3) Use of estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affected the reported amount of the assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported revenues and expenses during the reported periods. Actual results may differ from those estimates.

Significant accounting estimates in the Group's consolidated financial statements mainly include the useful life of in-game items, useful life of property, equipment and software and intangible assets, fair value of assets and liabilities acquired in asset acquisition and business combination, assessment of impairment of intangible assets and goodwill, realization of deferred tax assets, share-based compensation expenses, ultimate revenue of a film or TV that is expected to be recognized from the exploitation, exhibition, and sales in all markets and territories and assessment of impairment for allowance for doubtful accounts and impairment of film and television costs.

(4) Foreign currency translation

The Group's reporting currency is Renminbi ("RMB"). The functional currency of the Company is US dollars. The functional currency of the Group's other international subsidiaries is evaluated on a case-by-case basis and is often the local currency.

Transactions denominated in currencies other than functional currency are translated into functional currency at the exchange rates quoted by authoritative banks prevailing at the dates of the transactions. Exchange gains and losses resulting from those foreign currency transactions denominated in a currency other than the functional currency are included in Consolidated Statements of Operations. Total exchange losses, which were included in Others, net, were RMB12,187,231, RMB1,298,050 and RMB5,802,680 for the years ended December 31, 2008, 2009 and 2010, respectively.

The financial statements of the Group's overseas subsidiaries are translated from their functional currency into RMB. Assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates quoted by the People's Bank of China at the balance sheet dates. Revenues, expenses, gains and losses are translated into RMB using the periodic weighted average exchange rates. The resulting translation adjustments are recorded as comprehensive income in the Consolidated Statements of Shareholders' Equity. Total translation adjustment (loss) / gain were RMB(33,806,593), RMB124,213 and RMB(503,180) for the years ended December 31, 2008, 2009 and 2010, respectively.

(5) Convenience translation

Translations of balances in the balance sheet, statement of operations and statement of cash flow from RMB into United States dollar ("US $") as of and for the year ended December 31, 2010 are solely for the convenience of the readers and were calculated at the rate of US $1.00=RMB6.6, representing the noon buying rate in The City of New York for cable transfer of RMB as certified for customs purpose by the Federal Reserve Bank of New York on December 31, 2010. No representation is made that the RMB amounts could have been, or could be, converted, realized or settled into US $ at that rate on December 31, 2010, or at any other rate.

(6) Cash and cash equivalents

Cash and cash equivalents represent cash on hand, demand deposits and highly-liquid investments placed with banks or other financial institutions, which have original maturities of three months or less.

(7) Short-term investment

The Group classifies the short-term investment in debt securities as "available-for-sale." The Group made certain short-term floating interest rate deposit investments with certain financial institutions in 2010. These deposits had a short-term stated maturity date, and the issuer has guaranteed the return of the principal. These investments were recorded at fair market value with the unrealized gains or losses recorded as accumulated other comprehensive income in shareholders' equity. Realized gains are reflected as a component of interest income.

In addition, short-term investments also comprise of the time deposits placed with banks with original maturities longer than three months and less than one year.

The Group assesses whether there are any other-than-temporary impairment to its short-term investments due to declines in fair value or other market conditions. Declines in fair values that are considered other-than-temporary are recorded as an impairment loss in the Consolidated Statements of Operations. No impairment losses were recorded for the years ended December 31, 2008, 2009 and 2010.

(8) Fair value of financial instruments

Financial instruments of the Group primarily comprise of cash and cash equivalents, restricted cash, short-term investments, accounts receivables, long-term time deposits, accounts payables and accrued liabilities. The carrying values of the short-term financial instruments approximate their fair value due to the short maturity of those instruments. The carrying value of the long-term time deposits, including interests accrued, approximate their fair value as the agreed interest rates are close to market rate.

(9) Accounts receivable, net

Accounts receivables are recorded net of allowance for bad debts. An allowance for doubtful accounts is provided based on an aging analysis of accounts receivable balances, historical bad debt rates, repayment patterns, customer credit worthiness and industry trend analysis. The Group also makes a specific allowance if there is strong evidence showing that the receivable is likely to be unrecoverable.

(10) Equity investments

Equity investments are investments in privately held companies. The Group accounts for an equity investment over which it has significant influence but does not own a majority of the equity interest or otherwise control using the equity method. For equity investments which the Group does not have significant influence, the cost method accounting is applied.

The Group assesses its equity investments for other-than-temporary impairment by considering factors as well as all relevant and available information including, but not limited to, current economic and market conditions, the operating performance of the companies including current earnings trends and other company-specific information such as financing rounds. No impairment losses were recorded for the years ended December 31, 2008, 2009 and 2010.

(11) Film and television cost

Film and television costs include capitalizable production costs, production overhead, development costs, and acquired production costs and are stated at the cost, less accumulated amortization. Marketing, distribution, and general and administrative costs are expensed as incurred.

Costs of film and television productions are subject to regular recoverability assessments which compare the estimated fair values with the unamortized costs. The amount by which the unamortized costs of film and television productions exceed their estimated fair values is written off. Film and television development costs for projects that have been abandoned or have not been set for production within three years are generally written off. Film and television production costs that were written off were Nil, Nil and RMB4,812,737 for the years ended December 31, 2008, 2009 and 2010, respectively.

Film and television production costs are capitalized and then expensed, together with any participation and residual costs, based on the ratio of the current period's revenues to estimated remaining total revenues ("Ultimate Revenues") from all sources on an individual production basis. Ultimate Revenues for film and television productions include revenues that will be earned within ten years from the date of the initial theatrical release. These estimates are reviewed on a periodic basis.

(12) Property, equipment and software, net

Property, equipment and software are stated at cost less accumulated depreciation and impairment. Property, equipment and software are depreciated at rates sufficient to write off their costs less impairment and residual value, if any, over the estimated useful lives on a straight-line basis. The estimated useful lives are as follows:

Estimated useful life
Office space	40 years
Office furniture	5 years
Computers & office equipment	4 years
Game servers	4 years
Motor vehicle	6 years
Leasehold improvement	Lesser of the term of the lease or the estimated useful lives of the assets
Software	5 years

Repairs and maintenance costs are expensed as incurred. Gain or loss on the disposal of property and equipment is the difference between the net sale proceeds and the carrying amount of the relevant assets and is recognized in the Consolidated Statement of Operations.

(13) Construction in progress

Direct costs that are related to the construction of fixed assets and incurred in connection with bringing the assets to their intended use are capitalized as construction in progress. Construction in progress is transferred to specific fixed asset items and the depreciation of these assets commences when the assets are ready for their intended use. As of December 31, 2009 and 2010, the balances of Construction in progress were RMB771,265,335 and RMB911,395,229, respectively, which were primarily related to the new office buildings under renovation but not ready for use.

(14) Intangible assets

Copyrights

Copyrights purchased from third parties are initially recorded at cost and amortized on a straight-line basis over the estimated useful economic life of approximately five to seven years.

Intangible assets arising from assets acquisition and business combination

The Group performs valuation of the intangible assets arising from assets acquisition and business combination to determine the relative fair value to be assigned to each asset acquired. The acquired intangible assets are recognized and measured at fair value and are expensed or amortized using the straight-line approach over the assets estimated economic useful lives as follows:

Estimated useful life
Game engine	5 years
Non-compete agreements	3 – 7.4 years
Trade mark	1 year
Customer relationship	1 year
Completed game	1.6 years
Trade name acquired from C&C Media acquisition	Indefinite life

The estimated useful lives of trade mark and customer relationship upon InterServ acquisition were originally five years and ten years, respectively. During the year ended December 31, 2009, the Group revised their estimation of useful lives to one year as a result of the inter-group resource re-allocation to support new games development and fully amortized the remaining cost in 2009.

In-progress research and development costs

The accounting treatment for in-process research and developments ("IPR&D") varies based on how they were acquired.

IPR&Ds acquired from an asset acquisition are expensed at the acquisition date if it has no alternate future use. For IPR&Ds acquired from a business combination, prior to January 1, 2009, they were written off immediately. Beginning from January 1, 2009, they were initially measured at fair value using market participant assumptions and were capitalized as indefinite-lived assets. Subsequent development costs which are qualified for the capitalization are continued to be cumulated in IPR&D after technological feasibility is established and until completion. Upon completion of the IPR&D, all capitalized costs are transferred to intangible assets and amortized over the estimated useful life. Capitalized research and development assets are subject to impairment testing until completed or abandoned.

Online game product development costs

The Group capitalizes the research and development costs qualified for the capitalization as intangible assets and amortized over the estimated life of the corresponding online games, commencing from these games are available for marketing use. See Note 2(20) for more details regarding online game product development costs.

(15) Impairment of long-lived assets and intangible assets

Long-lived assets and intangible assets are reviewed for impairment whenever events or changes in the circumstances indicate that the carrying value of an asset may not be recoverable. The Group assesses the recoverability of the long-lived assets and intangible assets by comparing the carrying amount to the estimated future undiscounted cash flows associated with the related assets. The Group recognizes impairment of long-lived assets and intangible assets in the event that the carrying amount exceeds the fair value of these assets. No impairment of long-lived assets and intangible assets was recognized for any of the years presented.

(16) Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired in a business combination.

Goodwill is not depreciated or amortized but is tested for impairment on an annual basis, and between annual tests when an event occurs or circumstances change that could indicate that the asset might be impaired. The impairment test consists of a comparison of the fair value of each reporting unit with its carrying amount, including goodwill. If the carrying amount of each reporting unit exceeds its fair value, an impairment loss equal to the difference between the implied fair value of the reporting unit's goodwill and the carrying amount of goodwill will be recorded. Application of a goodwill impairment test requires significant management judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value of each reporting unit. The judgment in estimating the fair value of reporting units includes estimating future cash flows, determining appropriate discount rates and making other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value for each reporting unit. Any impairment losses recorded in the future could have a material adverse impact on the Group's financial condition and results of operations.

(17) Revenue recognition

Online game operation revenues

The Group earns revenue through providing online game services to players pursuant to two types of revenue models: a time-based revenue model and an item-based revenue model. For online games using the time-based revenue model, players are charged based on the time they spend playing games. Under the item-based revenue model, the basic game play functions are free of charge, and players are charged for purchases of in-game items. For games which use the time-based revenue model, revenue is recognized based upon the actual usage of the game playing time by the players. For games which use the item-based revenue model, revenues from the sales of in-game items are recognized when the items are consumed by the customers or over the estimated lives of the items. The average period that players typically play the games and other player behavior patterns, which are affected by various factors such as acceptance and popularity of expansion packs, promotional events launched and market conditions, are utilized to arrive at the best estimates for lives of these in-game items.

The Group assesses the estimated lives of in-game items for all the item-based games periodically. If there are indications of any significant changes to the estimated lives of the in-game items, it would be applied in the period of change prospectively.

Under both the time-based and the item-based revenue models, proceeds received from sales of online points to players are recorded as deferred revenues, while proceeds received from sales of online points to distributors and sales of prepaid cards are initially recorded as advances from customers. As the Group does not have the control over and generally does not know the ultimate selling price of the prepaid cards or online points sold by the distributors, net proceeds received from distributors after deduction of sales discounts are recorded as advances from customers. Upon activation or charge of the game cards or the online points, these advances from customers are immediately transferred to deferred revenues. The Group provides sales incentives in the form of rebates to major distributors that meet or exceed the sales target, which is ultimately recognized as a reduction of revenues. Accrued rebates are settled in the form of additional free prepaid cards.

Prepaid cards will expire on the expiration date printed thereon, which is generally two years after the date of card production. The proceeds from the expired game cards that have never been activated are recognized as other income upon expiration of the cards. For the years ended December 31, 2008, 2009 and 2010, the amount of expired prepaid cards was not material.

In the case of prepaid online points obtained by players through prepaid cards or other channels, once these points are charged to a player's personal online game account, they will not expire as long as the personal game account remains active, i.e. being accessed or charged by the player. The unused online points in an inactive personal game account are recognized as revenues when the likelihood that the Group would provide further online game service with respect to such online points is remote. The Group recognizes revenue related to the inactive accounts based on the estimated churn rate of the inactive players and the unused game points and items in these accounts. The Group believes it has a sufficiently long operating history to reliably estimate the inactive players' churn rate. For the years ended December 31, 2008, 2009 and 2010, the Group recognized RMB20,428,956, RMB41,027,456 and RMB61,931,492 as revenue from the unused game points and items in the accounts inactive for more than 360 consecutive days, respectively.

Overseas licensing revenues

The Group enters into licensing arrangements with overseas licensees to operate the Group's games in other countries and regions. These licensing agreements provide two revenue streams: the initial fees and the usage-based royalty fees.

In certain licensing arrangements, the Group provides free upgrades, maintenance support and training (i.e., post-sale customer support or PCS) for the first year, and the licensee has the option to purchase PCS in subsequent years at a specified renewal rate. In these arrangements, the Group allocates the initial fee into two parts. The first part represents the license of the game and is recognized as license revenue immediately once the games are launched. The second part represents PCS and is recognized ratably over the PCS contractual period.

In other licensing arrangements, the Group provides PCS over the full licensing period at no additional charge. In those cases, the total amount of the initial fee is recognized ratably over the full contractual licensing period.

According to the license agreements, the Group is also entitled to ongoing usage-based royalties determined based on the amount of money charged to the players' accounts or services payable by players in a given country or region. The usage-based royalties are recognized when they are earned, provided that the collection is probable.

Film and television revenues

The Group recognizes revenues from the distribution of a film when the film is shown in theaters, provided that no significant obligations remain, the amount of the receivables can be accurately estimated, and the collection of which is reasonably assured. Revenues from film licensing arrangements are recognized when the materials are available for distribution by the licensees and when other contractual obligations or conditions are met. Revenues from the licensing TV series are recognized when the TV series are available for broadcasting by the licensee and when other contractual obligations or conditions are met. Revenues from film and TV series related advertising are recognized when services associated with the film distribution and TV license arrangements are provided.

(18) Deferred revenues

For online game revenues, deferred revenues represent online point fees received from customers, which have not been consumed by the end customer or expired. For overseas licensing revenues, deferred revenues represent the unamortized balance of the initial license fee paid by overseas licensees. Non-current deferred revenues are primarily comprised of unamortized initial license fees and unrecognized online game revenues from the exchangeable in-game items to be recognized beyond the next 12 months.

The deferred revenues related to online game operation as of December 31, 2009 and 2010 were RMB290,585,640 and RMB396,729,832, respectively. The deferred revenues related to overseas licensing as of December 31, 2009 and 2010 were RMB18,478,130 and RMB15,865,357, respectively.

(19) Cost of revenues

Online game related cost

Costs of online game services consist primarily of server and bandwidth leasing fees, staff costs involved in the operation of online games including network operation and customer services, value added tax ("VAT"), business tax and other direct costs of providing these services.

Before August 2009, PW Network was subject to VAT. Starting from August 2009, PW Network is subject to business tax. The Group has adopted the gross presentation for VAT and business tax, VAT and business tax are included in revenues and cost of revenues.

Companies that fulfill certain criteria set by the relevant authorities, develop their own software products or online games and have the software product or online game registered with the relevant authorities in the PRC are entitled to a refund of 14% VAT. For relevant periods presented, PW Network met these criteria and therefore was entitled to the 14% refund. The VAT refund was recorded as a reduction of cost of revenues.

The total amount of net VAT and business tax recorded in cost of revenues for the years ended December 31, 2008, 2009 and 2010 were RMB31,873,732, RMB70,629,145 and RMB99,702,834, respectively. See Note 16 for more details regarding VAT and business tax.

Film and television cost

See Note 2(11) for more details regarding film and television cost.

(20) Online game product development costs

Costs incurred for the development of online game products prior to the establishment of technological feasibility are expensed when incurred and are included in product development expenses. Once an online game product has reached technological feasibility, all subsequent online game product development costs are capitalized until the product is available for general release to customers. Commencing the game is available for marketing use, the capitalized product development costs are amortized as a component of online game related costs over the estimated life of the game.

The evaluation of technological feasibility establishment requires significant judgment and is carried out on a product-by-product basis. Typically the establishment of technological feasibility is featured by the completion of both technical design and game design documentation, and only occurs when the online games have a proven ability to be operated in the online game environment in the market. Online game products development costs consist primarily of salaries and benefits paid, depreciation and other expenses in relation to the development, maintenance, monitoring and management of the Group's online gaming products.

Prior to April 1, 2010, as the period between the technological feasibility establishment and the game release had been very short, the development costs incurred in that period were insignificant. Thus, the Group had expensed all online game development costs as incurred. Due to the extended game development cycle and the incurrence of material research and development cost, from April 2010, the Group started to capitalize the qualified research and development costs as intangible assets.

For the years ended December 31, 2008, 2009 and 2010, the amount of online game development costs capitalized as intangible assets was approximately Nil, Nil and RMB29,502,827 and is being amortized over the estimated life of the corresponding online games.

(21) Share-based compensation expense

Share-based compensation expense is for share awards, including share options and restricted shares. For service-based share options awards, share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis, net of estimated forfeitures, over the requisite service period, which is generally the vesting period. For performance-based share options awards, the performance goals and vesting schedule of these awards are determined by the Board of Directors. For the performance-based awards, an evaluation is made each quarter as to the likelihood of the performance criteria being met. Share-based compensation costs are then recorded for the number of options expected to vest on a graded-vesting basis, net of estimated forfeitures, over the requisite service period, which is generally the vesting period. The Black-Scholes option pricing model is used to determine the fair value of share options. The determination of the fair values of share-based compensation awards on the date of grant using the Black-Scholes option pricing model is affected by the share price as well as assumptions regarding a number of complex and subjective variables, including the expected term of the awards, the expected share price volatility over the expected term of the awards, actual and projected employee share option exercise behavior, risk-free interest rates and expected dividends. When estimating the fair value of the ordinary shares, both internal and external sources of information are reviewed.

A change in any of the terms or conditions of stock options shall be accounted for as a modification of the plan. Therefore, the Group calculates incremental compensation cost of a modification as the excess of the fair value of the modified option over the fair value of the original option immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested share options, the Group would recognize incremental compensation cost in the period the modification occurs and for unvested share options, the Group would recognize, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.

(22) Income taxes

Current income taxes are provided on the basis of income for financial reporting purposes, adjusted for income and expense items which are not assessable or deductible for income tax purposes, in accordance with the regulations of the relevant tax jurisdictions. Deferred income taxes are provided using the liability method. Under this method, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purpose. The effect on deferred taxes of a change in tax rates is recognized in statement of operations in the period of change. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

Uncertain tax positions

In order to assess uncertain tax positions, the Group applies a more likely than not threshold and a two-step approach for the tax position measurement and financial statement recognition. For the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. For the years ended December 31, 2008, 2009 and 2010, the Group did not have any interest and penalties associated with tax positions, and the Group did not have any significant unrecognized uncertain tax positions.

(23) Statutory reserves

The Group's subsidiaries and the VIEs incorporated in China are required to make appropriations to reserves, comprising the statutory general reserve, statutory public welfare reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People's Republic of China (the "PRC GAAP"). Appropriation to the statutory general reserve should be at least 10% of the after-tax net income determined in accordance with the legal requirements in the PRC until the reserve is equal to 50% of the entities' registered capital. Appropriations to the statutory public welfare reserve and the discretionary surplus reserve are made at the discretion of the Board of Directors. The statutory public welfare reserve is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Other statutory reserves are established for the purpose of offsetting accumulated losses, enlarging productions or increasing share capital. For the years ended December 31, 2008, 2009 and 2010, profit appropriation to statutory general reserve for the Group's entities incorporated in China was approximately RMB65,026,358, RMB86,617,974 and RMB57,700,883, respectively. No appropriation to other reserves were made for any of the years presented.

(24) Advertising expenses

The Group expenses advertising costs as incurred. Total advertising expenses were RMB132,272,754, RMB158,403,334 and RMB178,102,579 for the years ended December 31, 2008, 2009 and 2010, respectively, and were recorded in sales and marketing expenses.

(25) Leases

Each lease is classified at the inception date as either a capital lease or an operating lease. For the lessee, a lease is a capital lease if any of the following conditions exist: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property's estimated remaining economic life or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the leaser at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases. The Group has no capital leases for any of the years presented.

(26) Net earnings per share

Basic earnings per share is computed by dividing net income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the year. Diluted earnings per share is calculated by dividing net income attributable to common shareholders as adjusted for the effect of dilutive common equivalent shares, if any, by the weighted average number of common and dilutive common share equivalents outstanding during the period. Common share equivalents consist of the common shares issuable upon the exercise of share options (using the treasury stock method). Common share equivalents are not included in the denominator of the diluted earnings per share calculation when inclusion of such shares would be anti-dilutive, such as in a period in which a net loss is recorded. Stock options with performance conditions are included in the computation of diluted EPS if the options are dilutive and if their conditions (a) have been satisfied at the reporting date or (b) would have been satisfied if the reporting date was the end of the contingency period.

(27) Dividends

The Board of Directors of the Company may from time to time declare dividends (including interim dividends) and distributions on shares of the Company outstanding and authorize payment of the same out of the funds of the Company lawfully available.

Under PRC regulations, the Group's subsidiaries and the VIEs incorporated in China may pay dividends only out of their accumulated profits, if any, determined in accordance with PRC GAAP and regulations. In addition, the Group's subsidiaries and the VIEs are required to annually appropriate 10% of net after-tax income to the statutory general reserve fund (see Note 2(23)) prior to payment of any dividends, unless such reserve fund has reached 50% of their respective registered capital. The reserve fund is not distributable in the form of cash dividends to the Company.

(28) Segment reporting

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker ("CODM"), or decision making group, in deciding how to allocate resources and in assessing performance. The Group's CODM is the Chief Executive Officer.

The Group's organizational structure is based on a number of factors that the CODM uses to evaluate, view and run its business operations which include, but are not limited to, customer base, homogeneity of products and technology. The Group's operating segments are based on this organizational structure and information reviewed by the Group's CODM to evaluate the operating segment results.

(29) Comprehensive income

Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding those resulting from investments by shareholders and distributions to shareholders. The Group has recognized the translation adjustments as comprehensive income / (loss) in the Consolidated Statements of Changes in Shareholder's Equity and Comprehensive Income. See Note 2(4) for more details concerning the translation adjustments.

(30) Recent accounting pronouncement

In October 2009, the Financial Accounting Standards Board ("FASB") issued new guidance on revenue recognition for arrangements with multiple deliverables and certain revenue arrangements that include software elements. By providing another alternative for determining the selling price of deliverables, the guidance for arrangements with multiple deliverables will allow companies to allocate consideration in multiple deliverable arrangements in a manner that better reflects the transaction's economics and will often result in earlier revenue recognition. The new guidance modifies the fair value requirements of previous guidance by allowing "best estimate of selling price" in addition to vendor-specific objective evidence ("VSOE") and other vendor objective evidence ("VOE," now referred to as "TPE," standing for third-party evidence) for determining the selling price of a deliverable. A vendor is now required to use its best estimate of the selling price when VSOE or TPE of the selling price cannot be determined. In addition, the residual method of allocating arrangement consideration is no longer permitted under the new guidance. The new guidance for certain revenue arrangements that include software elements removes non-software components of tangible products and certain software components of tangible products from the scope of existing software revenue guidance, resulting in the recognition of revenue similar to that for other tangible products. The new guidance is effective for fiscal years beginning on or after June 15, 2010. However, companies may adopt the guidance as early as interim periods ended September 30, 2009. The guidance may be applied either prospectively from the beginning of the fiscal year for new or materially modified arrangements or retrospectively. The Group has not early adopted the new guidance and are currently evaluating the impact on the Group's consolidated financial statements of adopting this guidance.

In December 2010, FASB issued revised guidance on "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts." The revised guidance specifies that an entity with reporting units that have carrying amounts that are zero or negative is required to assess whether it is more likely than not that the reporting units' goodwill is impaired. If the entity determines that it is more likely than not that the goodwill of one or more of its reporting units is impaired, the entity should perform Step 2 of the goodwill impairment test for those reporting unit(s). Any resulting goodwill impairment should be recorded as a cumulative-effect adjustment to beginning retained earnings in the period of adoption. Any goodwill impairments occurring after the initial adoption of the revised guidance should be included in earnings as required by Section 350-20-35. The revised guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. The Group does not expect any material impact on the Group's consolidated financial statements of adopting this guidance.

In December 2010, FASB issued revised guidance on the "Disclosure of Supplementary Pro Forma Information for Business Combinations." The revised guidance specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The revised guidance also expands the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The revised guidance is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Group has not early adopted the new guidance and is currently evaluating the impact on the Group's consolidated financial statements disclosures of adopting this guidance.

Concentration and Risks	12 Months Ended
Dec. 31, 2010
Concentration and Risks
Concentration and Risks

3. Concentration and risks

There are no customers whose revenues individually represent greater than 10% of the total revenues for the years ended December 31, 2008, 2009 and 2010.

Financial instruments that potentially subject the Group to significant concentrations of credit risk primarily consist of cash and cash equivalents, restricted cash, short-term investments and time deposits. As of December 31, 2009 and 2010, majority of all of the Group's cash and cash equivalents, restricted cash and short-term investments were held by major financial institutions located in the PRC, Hong Kong and U.S. which management believes are of high credit quality.

A majority of the Group's operating transactions are denominated in RMB and a significant portion of the Group's assets and liabilities is denominated in RMB. RMB is not freely convertible into foreign currencies. The value of the RMB is subject to changes in the central government policies and to international economic and political developments. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People's Bank of China ("PBOC"). Remittances in currencies other than RMB by the Group in China must be processed through PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.

Restricted Cash and Restricted Time Deposit	12 Months Ended
Dec. 31, 2010
Restricted Cash and Restricted Time Deposit
Restricted Cash and Restricted Time Deposit

4. Restricted cash and restricted time deposit

To meet the requirements under certain equity investment contracts, the Group has RMB5,033,966 and RMB4,849,614 cash restricted, respectively, as of December 31, 2009 and 2010. To maintain guarantee balances at the bank to assure future credit availability of US dollars, the Group has RMB121,721,425 restricted as of December 31, 2010, which was a time deposit with the original term of 3 years at certain bank. The restriction will cease in August 2011.

Fair Value Measurement	12 Months Ended
Dec. 31, 2010
Fair Value Measurement
Fair Value Measurement

5. Fair value measurement

The Group measures its cash equivalents, short term investments and time deposits at fair value. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value:

Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

As of December 31, 2009 and 2010, information about inputs into the fair value measurements of the Group's assets that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

		Fair value measurement at reporting date using
Description	December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	RMB	RMB	RMB	RMB
Assets
Cash equivalents:
Time deposits	979,807,505	—	979,807,505	—
Money market fund	30,559,723	30,559,723	—	—
Short-term investments:
Time deposits	30,000,000	—	30,000,000	—

Total assets	1,040,367,228	30,559,723	1,009,807,505	—

	December 31, 2010	Fair value measurement at reporting date using
Description		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	RMB	RMB	RMB	RMB
Assets
Cash equivalents:
Time deposits	454,428,441	—	454,428,441	—
Money market fund	664,783	664,783	—	—
Restricted cash	4,849,614	—	4,849,614	—
Short-term investments:
Available-for-sale securities	300,000,000	—	300,000,000	—
Time deposits	90,000,000	—	90,000,000	—
Long-term time deposits	284,568,575	—	284,568,575	—
Restricted time deposit	121,721,425	—	121,721,425	—

Total assets	1,256,232,838	664,783	1,255,568,055	—

Liabilities
Contingent consideration liability	81,729,472	—	—	81,729,472

Total liabilities	81,729,472	—	—	81,729,472

When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates. Following is a description of the valuation techniques that the Group uses to measure the fair value of assets that the Group reports on its balance sheet at fair value on a recurring basis.

Money market fund. The Group values its money market fund using observable inputs that reflect quoted prices for securities with identical characteristics, and accordingly, the Group classifies the valuation techniques that use these inputs as Level 1.

Available-for-sale securities. As of December 31, 2010, the Group's available-for-sale securities consisted of structure deposits with certain financial institutions. Available-for-sale securities are valued using alternative pricing sources and models utilizing market observable inputs, and accordingly the Group classifies the valuation techniques that use these inputs as Level 2.

Time deposits. The Group values its time deposits put in certain bank account using quoted prices for securities with similar characteristics and other observable inputs, and accordingly, the Group classifies the valuation techniques that use these inputs as Level 2.

Restricted cash. Restricted cash represents deposits put in an escrow account in relation to the investment in Ye Net. Restricted cash are valued based on the pervasive interest rate in the market, and accordingly, the Group classifies the valuation techniques that use these inputs as Level 2.

Restricted time deposits. Restricted time deposits represent a time deposit with the original term of 3 years put in certain bank account which is restricted as collateral for a line of credit of US dollars provided by that bank. The restriction will cease in August 2011. Restricted time deposits are valued based on the pervasive interest rate in the market, which are also the interest rates as stated in the contracts with the bank. The Group classifies the valuation techniques that use these inputs as Level 2.

Contingent consideration payable. Contingent consideration payable was resulted from the acquisition of Xinbaoyuan and Baohong (Refer to Note 9(5)), and was valued based on estimated outcomes of the contingency and their probabilities. The Group classifies the valuation techniques that use these inputs as Level 3.

Accounts Receivable, Net	12 Months Ended
Dec. 31, 2010
Accounts Receivable, Net
Accounts Receivable, Net

6. Accounts receivable, net

	December 31, 2009	December 31, 2010
	RMB	RMB
Accounts receivable, gross	90,435,732	167,434,968
Allowance for doubtful accounts:
Balance at beginning of year	—	—
Additional provision for bad debt	—	(9,817,494)
Write-offs	—	—

Balance at end of year	—	(9,817,494)

Accounts receivable, net	90,435,732	157,617,474

Accounts receivable are mainly related to the sale of game cards to distributors, initial license fees, usage based royalty fees due from overseas licensees and film and TV distribution. There were no charges to expenses and write-offs for the years ended December 31, 2008 and 2009.

Equity Investments	12 Months Ended
Dec. 31, 2010
Equity Investments
Equity Investments

7. Equity investments

The following sets forth the changes in the Group's equity investments:

	Chengdu Seasky	PW Pictures	Ye Net	Zhizhu Network	Total
	RMB	RMB	RMB	RMB	RMB
Balance as of December 31, 2008	19,559,975	3,000,000	—	—	22,559,975
Investment	—	—	15,000,000	—	15,000,000
Share of loss in equity investment	(3,142,793)	—	(945,945)	—	(4,088,738)
Converted to controlling interest	—	(3,000,000)	—	—	(3,000,000)

Balance as of December 31, 2009	16,417,182	—	14,054,055	—	30,471,237
Investment	—	—	—	27,000,000	27,000,000
Share of (loss) / income in equity investment	(5,850,789)	—	226,239	(2,467,778)	(8,092,328)

Balance as of December 31, 2010	10,566,393	—	14,280,294	24,532,222	49,378,909

Investment in Chengdu Seasky

In April 2008, the Group made an investment of RMB20,735,000 in Chengdu Seasky Digital Entertainment Co., Ltd. ("Chengdu Seasky") to acquire 20% of its equity interest. Chengdu Seasky is principally engaged in the design and development of online games in China. In January 2010, the Group received another 20% equity interest of Chengdu Seasky from its other equity holders based on certain performances target preset in the original agreement. As of December 31, 2010, the equity interest owned by the Group in Chengdu Seasky was 40%.

Investment in PW Pictures

In August 2008, the Group made an investment of RMB3.0 million for 10% interest in PW Pictures. In 2009, the Group started to consolidate PW Pictures as it acquired additional equity interest in PW Pictures and obtained unilateral control of PW Pictures. See Note 9(2) for more details.

Investment in Ye Net

In April 2009, the Group made an investment of approximately RMB15.0 million in Chengdu Ye Net Science and Technology Development Co., Ltd. ("Ye Net") to acquire 30% of its equity interest. The Group paid approximately RMB10.0 million in 2009 and the remaining approximately RMB5.0 million was deposited in an escrow account as of December 31, 2009 and 2010, which would be released subject to certain conditions. Ye Net is principally engaged in web game development and operation. The equity interest of the Group in Ye Net was increased to 37.5% in 2010 triggered by certain key performance indicator set in the original agreement.

Investment in Zhizhu Network

In April 2010, the Group made an investment of RMB27.0 million in Beijing Zhizhu Network Technology Co., Ltd. ("Zhizhu Network") to acquire 20% of its equity interest.

Property, Equipment and Software, Net	12 Months Ended
Dec. 31, 2010
Property, Equipment and Software, Net
Property, Equipment and Software, Net

8. Property, equipment and software, net

	December 31, 2009	December 31, 2010
	RMB	RMB
Office space	81,672,831	83,103,505
Office furniture	3,763,835	14,141,806
Computers & office equipment	42,493,133	73,891,161
Game servers	144,601,569	187,738,102
Motor vehicles	6,086,068	11,699,697
Leasehold improvement	8,682,486	40,405,050
Software	17,889,285	41,640,017

Total	305,189,207	452,619,338
Less: Accumulated depreciation	(61,119,675)	(146,370,369)

Net book value	244,069,532	306,248,969

The depreciation expenses for property, equipment and software were RMB20,810,195, RMB33,685,717 and RMB70,948,008 for the years ended December 31, 2008, 2009 and 2010, respectively.

Business Combination	12 Months Ended
Dec. 31, 2010
Business Combination
Business Combination

9. Business combination

(1) InterServ Caymans and its two PRC subsidiaries

In February 2009, the Group acquired a 100% equity interest in InterServ Caymans from InterServ, for an aggregate purchase price of approximately RMB158,786,000. Upon consummation of the transaction, InterServ Caymans and its two PRC subsidiaries, InterServ Shanghai and InterServ Chengdu, became the Group's wholly owned subsidiaries. The main purpose of the acquisition is to further diversify the Group's game pipeline and further strengthen the Group's solid research and development capability. The purchase price was determined based on arms' length negotiations between the Company and InterServ.

The acquisition had been accounted for as a business combination and the results of operations of InterServ Caymans and its subsidiaries from the acquisition date have been included in the Group's consolidated financial statements. The allocation of the purchase price is as follows:

	RMB (in thousand)	Weighted average amortization period at the acquisition date (in years)
Net tangible assets acquired	8,020
Identifiable intangible assets	40,160	5.17
Goodwill	110,606

Total	158,786

The excess of purchase price over net tangible assets and identifiable intangible assets acquired were recorded as goodwill relating to the online game segment. The goodwill is not expected to be deductible for tax purposes. No measurement period adjustment has been recorded.

Based on the assessment on all the acquired companies' financial performance made by the Group, none of the acquired company on its own or in total is considered material to the Group. Thus management believes the presentation of the pro forma financial information with regard to a summary of the results of operations of the Group for the business combination is not necessary.

(2) PW Pictures

In August 2008, the Group made an investment of RMB3,000,000 for 10% interest in PW Pictures, a newly established Chinese media and entertainment company and principally engages in film and television business. The Group accounted for the RMB3,000,000 using the cost method of accounting. In April 2009, the Group further entered a capital increase and share transfer agreement with the other equity holder of PW Pictures, to acquire additional equity interest from the other equity holder for a consideration of RMB17,800,000. In addition, the Group also injected RMB52,200,000 capital into PW Pictures in conjunction with the agreement. The Group holds 89% equity in PW Pictures after this transaction. As the Group obtained unilateral control of PW Pictures on the acquisition date, it started to consolidate PW Pictures' financial statements thereafter. According to the agreement, the Group is required to transfer up to 19% of its equity interest in PW Pictures to the non-controlling interest holder should the profit of the existing film projects acquired achieve certain predetermined profit target. In December 2009, the Group transferred 9% equity in PW Pictures to the non-controlling interest holder of PW Pictures for free based on the performance achieved of the acquired film projects. As of December 31, 2009, the Group held 80% equity interest in PW Pictures. The Group recognized the non-controlling interest based on their equity interest and the fair value of contingent interest transfer on the acquisition date and the subsequent settlement was accounted for within equity. No additional equity interest adjustment needs to be made under the agreement.

The excess of the (i) the total of the value of consideration transferred, fair value of the non-controlling interests and acquisition date fair value of previously held equity interest in PW Pictures over (ii) the fair value of the identifiable net assets of PW Pictures was recorded as goodwill relating to film, television and others segment. The goodwill is not expected to be deductible for tax purposes. The Group made estimates and judgments in determining the fair value of acquired assets and liabilities, based on independent appraisal reports and management's experience with similar assets and liabilities. The final purchase price allocation results as of the acquisition date were set out below:

RMB (in thousand)
Current assets	89,033
Non current assets	1,880
Current liabilities	(9,098)

Fair value of net assets of PW Pictures (a)	81,815

Cumulative consideration (b)	73,000
Non-controlling interest at fair value (c)	14,465

Goodwill (b+c-a)	5,650

Goodwill primarily represents the expected synergies from combining operations of the Group and PW Pictures, which are complementary in a way to each other, and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition. The fair value of noncontrolling interest was estimated by applying an income approach. No measurement period adjustment has been recorded.

Based on the assessment on the acquired company's financial performance made by the Group, the acquired company is not considered material to the Group. Thus management believes the presentation of the pro forma financial information with regard to a summary of the results of operations of the Group for the business combination is not necessary.

In July 2010, the Group further entered into a share transfer agreement with the other equity holder of PW Pictures, to acquire remaining 20% equity interest held by the other equity holder for a consideration of approximately RMB16,900,000. The Group holds 100% equity in PW Pictures after this transaction. As the Group had controlling financial interest before and after the acquisition, such change in ownership interest was accounted for as an equity transaction and no gain or loss shall be recognized. Hence, the difference between the purchase consideration and the carrying amount was recorded in additional paid-in capital of the Group.

(3) C&C Media

In April 2010, the Group invested approximately RMB143,490,000 to acquire 100% equity interest of C&C Media Co., Ltd. ("C&C Media") and its subsidiary CCO Co., Ltd. ("CCO"). Upon consummation of the transaction, C&C media became the Company's wholly owned subsidiary. The main purpose of the acquisition is to capture the online game growth opportunities in Japan. The purchase price was determined based on arms' length negotiations between the Group and the equity holders of C&C Media.

The acquisition had been accounted for as a business combination and the results of operations of C&C Media from the acquisition date have been included in the Group's consolidated financial statements. The allocation of the purchase price is as follows:

	RMB (in thousand)	Weighted average amortization period at the acquisition date (in years)
Net tangible assets acquired	(11,186)
Identifiable intangible assets:
Trade name	11,875	Indefinite
Game licenses	12,240	2.16
Others	2,918	1.74
Goodwill	133,824
Liability assumed	(6,181)

Total	143,490

The excess of purchase price over net tangible assets and identifiable intangible assets acquired were recorded as goodwill relating to the online game segment. The goodwill is not expected to be deductible for tax purposes. No measurement period adjustment has been recorded.

Based on the assessment on the acquired companies' financial performance made by the Group, none of the acquired company on its own or in total is considered material to the Group. Thus management believes the presentation of the pro forma financial information with regard to a summary of the results of operations of the Group for the business combination is not necessary.

(4) Runic Games

In May 2010, the Group invested approximately RMB57,349,000 to acquire 74.47% equity interest in Runic Games Inc. ("Runic Games"). As the Group obtained unilateral control of Runic Games on the acquisition date, it started to consolidate Runic Games' financial statements thereafter. The main purpose of the acquisition is to further enhance the Group's strong R&D capabilities, and leverage Runic Games' creative and professional development team to create global titles through enhanced control and a closer collaboration. The purchase price was determined based on arms' length negotiations between the Group and the equity holders of Runic Games.

The excess of the (i) the total of the value of consideration transferred and fair value of the non-controlling interests over (ii) the fair value of the identifiable net assets of Runic Games was recorded as goodwill related to online game segment. The goodwill is not expected to be deductible for tax purposes. The Group made estimates and judgments in determining the fair value of acquired assets and liabilities, based on independent appraisal reports and management's experience with similar assets and liabilities. The final purchase price allocation results as of the acquisition date were set out below:

	RMB (in thousand)	Weighted average amortization period at the acquisition date (in years)
Net tangible assets acquired	49,696
Identifiable intangible assets:
IPR&D	17,205	Note 2	(14)
Others	6,144	1.6
Liability assumed	(7,939)

Identifiable net assets acquired (a)	65,106

Cash consideration (b)	57,349
Non-controlling interest at fair value (c)	19,596

Goodwill (b+c-a)	11,839

Goodwill primarily represents the expected synergies from combining operations of the Group and Runic Game, which are complementary in a way to each other, and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition. The fair value of noncontrolling interest was estimated by applying an income approach. No measurement period adjustment has been recorded.

Based on the assessment on the acquired company's financial performance made by the Group, the acquired company is not considered material to the Group. Thus management believes the presentation of the pro forma financial information with regard to a summary of the results of operations of the Group for the business combination is not necessary.

(5) Xinbaoyuan and Baohong

In July, 2010, the Group invested approximately RMB192,300,000 in Beijing Xinbaoyuan Movie & TV Investment Co., Ltd. ("Xinbaoyuan") and Shanghai Baohong Entertainment and Media Co., Ltd. ("Baohong") and took 55% equity interest in both entities. Total consideration of RMB192,300,000 comprised (i) RMB110,000,000 in cash and (ii) up to RMB82,300,000 contingent consideration will be paid in 2011. Based on the investment agreement, the original shareholders shall be responsible for collection of certain receivables, and the contingent consideration will be paid by four installments according to the percentage of receivable collected. Contingent consideration will be adjusted if the receivables cannot be fully collected and is assessed at fair value as of the acquisition date based on the probability and timing of collection. As the Group obtained unilateral control of Xinbaoyuan and Baohong on the acquisition date, it started to consolidate Xinbaoyuan and Baohong's financial statements thereafter. The main purpose of the acquisition is to further diversify the Group's film and television business. The purchase price was determined based on arms' length negotiations between the Group and the equity holders of the acquired entities.

The excess of the (i) the total of the value of consideration transferred, fair value of contingent consideration and fair value of the non-controlling interests over (ii) the fair value of the identifiable net assets of Xinbaoyuan and Baohong was recorded as goodwill related to film, television and others segment. The goodwill is not expected to be deductible for tax purposes. The Group made estimates and judgments in determining the fair value of acquired assets and liabilities, based on independent appraisal reports and management's experience with similar assets and liabilities. The final purchase price allocation results as of the acquisition date were set out below:

	RMB (in thousand)	Weighted average amortization period at the acquisition date (in years)
TV series right	51,609
Other identifiable tangible assets and liabilities	10,785
Identifiable intangible assets	10,060	5.25

Identifiable net assets acquired (a)	72,454

Cash consideration (b)	110,000
Contingent consideration (c)	79,810
Non-controlling interest (d)	104,350

Goodwill (b+c+d-a)	221,706

Goodwill primarily represents the expected synergies from combining operations of the Group, Xinbaoyuan and Baohong, which are complementary in a way to each other, and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition. The fair value of noncontrolling interest was estimated by applying an income approach. No measurement period adjustment has been recorded.

Based on the assessment on the acquired companies' financial performance made by the Group, the acquired company is not considered material to the Group. Thus management believes the presentation of the pro forma financial information with regard to a summary of the results of operations of the Group for the business combination is not necessary.

Intangible Assets, Net	12 Months Ended
Dec. 31, 2010
Intangible Assets, Net
Intangible Assets, Net

10. Intangible assets, net

	As of December 31, 2009			As of December 31, 2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	RMB	RMB	RMB	RMB	RMB	RMB
Copyrights	5,715,938	(2,944,582)	2,771,356	55,192,452	(12,974,987)	42,217,465
Game engine	15,614,496	(3,384,330)	12,230,166	15,149,890	(6,312,453)	8,837,437
Non-compete agreements	27,533,692	(6,195,996)	21,337,696	34,675,400	(13,130,016)	21,545,384
Trade mark	15,030,000	(15,030,000)	—	27,058,383	(15,034,710)	12,023,673
Customer relationship	5,380,000	(5,380,000)	—	7,213,530	(6,755,147)	458,383
Completed game	—	—	—	6,144,570	(2,400,223)	3,744,347
IPR&D	—	—	—	17,204,796	—	17,204,796
Online game product development costs	—	—	—	29,502,827	(985,233)	28,517,594
Others	1,678,490	(1,087,475)	591,015	5,393,000	(1,477,308)	3,915,692

Total	70,952,616	(34,022,383)	36,930,233	197,534,848	(59,070,077)	138,464,771

Amortization expenses for the intangible assets were RMB1,320,022, RMB31,374,058 and RMB25,047,694 for the years ended December 31, 2008, 2009 and 2010, respectively. The accelerated amortization expense resulting from the change in the estimated useful life of certain intangible assets acquired from InterServ recorded during the quarter ended December 31, 2009 was RMB17,459,000 (See Note 2(14)).

The estimated amortization expenses for the above intangible assets for future annual periods:

	For the years ended December 31,
	2011	2012	2013	2014	2015 and thereafter
	RMB	RMB	RMB	RMB	RMB
Amortization expenses	33,852,687	25,973,376	18,892,614	13,478,962	34,452,187

Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill
Goodwill

11. Goodwill

The goodwill is attributable to the workforce of the acquired business and the significant synergies expected to arise after the Group's acquisition. The changes in the carrying value of goodwill by segment are as follows:

	Online game related operation	Film, television and others	Total
	RMB	RMB	RMB
Balance as of December 31, 2008	—	—	—
Increase in goodwill related to acquisition	110,606,000	5,650,000	116,256,000
Impairment losses	—	—	—

Balance as of December 31, 2009	110,606,000	5,650,000	116,256,000
Increase in goodwill related to acquisition	145,663,228	221,705,604	367,368,832
Impairment losses	—	—	—

Balance as of December 31, 2010	256,269,228	227,355,604	483,624,832

The Group is required to perform an impairment assessment of its goodwill on an annual basis or when facts and circumstances warrant a review. The Group performed annual impairment assessment relating to goodwill arising from its acquisitions as of December 31, 2010, and concluded that there was no impairment as to the carrying value of the goodwill.

Accrued Expenses and Other Liabilities	12 Months Ended
Dec. 31, 2010
Accrued Expenses and Other Liabilities
Accrued Expenses and Other Liabilities

12. Accrued expenses and other liabilities

	December 31, 2009	December 31,2010
	RMB	RMB
Professional fee accruals	12,794,923	10,380,231
Accrued expenses	15,519,466	20,548,257
Sales rebates	6,250,507	5,608,626
Contingent consideration for acquisition (Note 9(5))	—	81,729,472
Payables to employees relating to exercise of options	—	4,700,100
Others	5,490,599	8,613,997

Total	40,055,495	131,580,683

Others, Net	12 Months Ended
Dec. 31, 2010
Others, Net
Others, Net

13. Others, net

The following table summarizes the Group's other income or expenses:

	For the years ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
Government financial incentives	1,300,000	9,437,000	25,083,207
Exchange loss	(12,187,231)	(1,298,050)	(5,802,680)
Others	(648,356)	2,283,431	(3,433,662)

Total	(11,535,587)	10,422,381	15,846,865

Government financial incentives are financial benefit granted to certain enterprises by the municipal government to encourage business development in local area. These government financial incentives are calculated with reference to either the group companies' taxable income or revenue, as the case may be. In order to be eligible for certain government financial incentives, the Group must meet a number of criteria, both financial and non-financial. In addition, the Group's qualification is further subject to the discretion of the municipal government to immediately eliminate or reduce these financial incentives. As there is no further obligation for the Group to perform to encourage companies' business development, they are recognized as other income when received.

Ordinary Shares	12 Months Ended
Dec. 31, 2010
Ordinary Shares
Ordinary Shares

14. Ordinary shares

Shares Repurchase Program

In October 2008, the Group's Board authorized an ADS repurchase program to repurchase up to US $100 million of the Company's ADSs (each ADS represents five ordinary shares) from October 2008 to October 2009. The following is a summary of the Company's repurchase activity in the open market during 2008 and 2009:

	For the years ended December 31,
	2008	2009
	US $ (except for share data)	US $ (except for share data)
Total number of shares repurchased	202,725	8,213,235
Cost	669,483	19,999,746
Average price paid per share	3.30	2.44

In addition to and separate from the above ADS repurchase program, the Company completed a repurchase of 18,750,000 shares of its Class A ordinary shares for approximately RMB386,648,554 from SAIF and an affiliate of SAIF on January 15, 2009, and a repurchase of a total of 1,203,812 shares of its Class A ordinary shares and 11,296,188 shares of its Class B ordinary shares for approximately RMB358,290,214 from SAIF on June 1, 2009.

The Company accounts for shares repurchased but pending for cancellation under the cost method and includes such treasury stock as a component of the common shareholders' equity.

As of December 31, 2008, 202,725 Class B ordinary shares were repurchased but pending cancellation. These shares were recorded at historical purchase cost of RMB4,575,649. All the repurchased shares were cancelled by the year ended December 31, 2009.

Share-based Compensation	12 Months Ended
Dec. 31, 2010
Share-based Compensation
Share-based Compensation

15. Share-based compensation

Share Incentive Plan

On September 6, 2006, the Board of Directors of the Company approved the Pre-IPO Share Incentive Plan, which was subsequently supplemented and revised by obtaining the approval from the Board of Directors of the Company on June 19, 2007. According to the revised Share Incentive Plan, 32,145,000 Class B ordinary shares were reserved to be issued to any qualified employees, as determined by the Board. On July 4, 2008, the Company's shareholders approved the amendment to the Share Incentive Plan by changing the option expiry date to the earlier of (i) termination of service with the Company, or (ii) the tenth anniversary of the grant date, unless an earlier time is set in the option award agreement. The amendment applies to share options granted after July 4, 2008.

On February 28, 2009, the Company's shareholders approved an amendment to the share incentive plan that effectively increased the number of Class B ordinary shares authorized for issuance under the share incentive plan by 10,000,000. On November 14, 2009, the Company's shareholders approved a further amendment to the share incentive plan that increased the number of Class B ordinary shares authorized for issuance under the share incentive plan to 44,645,000. In addition, the option expiry date was changed to the earlier of (i) the tenth anniversary of the grant date, unless an earlier time is set in the option award agreement, (ii) three months after the termination of service with us other than for disability or death, or (iii) one year after the termination of service with the Company due to disability or death. The amendment applies to share options granted after November 14, 2009.

On August 14, 2010, the Company's shareholders approved a 2010 Share Incentive Plan, under which 30,000,000 Class B ordinary shares have been reserved for future issuance.

Share Options

(1) Service-based share options

The Company granted 3,884,725, 640,800 and 6,569,700 serviced-based share options to its officers (including directors) and employees for the years ended December 31, 2008, 2009 and 2010, respectively. These awards generally vest over a four year term, the vesting schedule of each share option award is determined by the Board of Directors.

Share-based compensation expenses related to service-based share options of RMB20,032,193, RMB40,564,834 and RMB66,217,308 were recognized in the Consolidated Statements of Operations for the years ended December 31, 2008, 2009 and 2010, respectively, net of capitalized service-based compensation expenses. The unamortized compensation costs related to unvested awards not yet recognized were RMB166,143,193 as of December 31, 2010, adjusted for estimated forfeitures, and the weighted average period over which it would be recognized was 2.75 years. Tax benefit realized from tax deductions associated with the Group's US employees' service-based option exercises for the years ended December 31, 2008, 2009 and 2010 were Nil, Nil and RMB1,184,528, respectively. Service-based compensation expenses capitalized as part of online game product development costs for the years ended December 31, 2008, 2009 and 2010 were Nil, Nil and RMB1,413,056, respectively

In March 2009, the Company's Board of Directors approved an option modification to adjust the exercise prices for certain outstanding service-based share options that were granted by the Company in 2007 and 2008 to the then fair market value of ordinary shares underlying such options. The then fair market value was based on the closing price of the Company's ADSs traded on the Nasdaq as of March 2, 2009, which was the last trading day prior to the board approval. 16 employees were affected by this modification. All eligible share option grantees affected by such changes had entered into amendments to their original share option agreements with the Company. The Company would recognize a modification charge for the incremental compensation cost of RMB3,863,060 over the remaining vesting periods of two years to four years for the modified share options.

In August 2010, the Company's Board of Directors approved an option modification to adjust the exercise prices for certain outstanding service-based share options that were granted by the Company in 2009 and 2010 to the then fair market value of ordinary shares underlying such options. The then fair market value was based on the closing price of the Company's ADSs traded on the Nasdaq as of August 19, 2010, which was the last trading day prior to the board approval. 1,989 employees were affected by this modification. All eligible share option grantees affected by such changes had entered into amendments to their original share option agreements with the Company. The Company would recognize a modification charge for the incremental compensation cost of RMB13,552,762 over the remaining vesting periods of three years to four years for the modified share options.

The summary of service-based share options activities under the Share Incentive Plan as of December 31, 2010, and changes during the year is presented below:

Options	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term(years)	Aggregate Intrinsic Value
		US $		US $
Outstanding as of January 1, 2010	12,953,205	0.58	2.67	94,723,244
Granted	6,569,700	4.85
Exercised	(1,294,595)	0.46
Forfeited or cancelled	(566,005)	3.84

Outstanding as of December 31, 2010	17,662,305	2.06	2.54	47,105,880

Vested and expected to vest as of December 31, 2010	17,040,936	2.01	2.51	46,274,400
Exercisable as of December 31, 2010	8,102,787	0.50	1.62	34,313,868

No option expired during years ended December 31, 2008, 2009 and 2010.

The weighted-average grant date fair value of options granted during the years ended December 31, 2008, 2009 and 2010 were RMB22.20 (US $3.14) per option, RMB19.59 (US $2.87) per option and RMB25.67 (US $3.79), respectively.

The total intrinsic value of options exercised during the years ended December 31, 2008, 2009 and 2010 were RMB114,194,367, RMB262,753,218 and RMB58,397,921, respectively. The intrinsic value is calculated as the difference between the Company's closing stock price on the date of exercise and the exercise price of the shares. The Company expects to issue new ordinary shares to satisfy share option exercises.

The estimated fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing method with the following assumptions:

For the years ended December 31,
	2008	2009	2010
Risk-free interest rates (%)(1)	2.22%-3.11%	1.80%-1.94%	0.96%-1.93%
Expected life (in years)(2)	3.33-3.96	3.61-3.65	3.51-4.26
Expected dividend yield(3)	—	—	—
Expected volatility (%)(4)	46.81%-53.80%	57.15%-57.55%	56.01%-57.59%

1.	The risk-free interest rate is based on the implied yield rates of China international bonds denominated in USD for a term consistent with the expected life of the awards in effect at the time of grant if such rates are available. Otherwise, the risk-free interest rate is based on the US treasury yield for a term consistent with the expected life of the awards.
2.	The expected life of share options granted with service condition is based on the Company's estimation considering historical exercise patterns, which the Company believes are representative of future behavior.
3.	The Company has no history or expectation of paying dividends on its common stock.
4.	The Company estimates the volatility of its common stock at the date of grant based on the historical volatility of comparable companies for a period equal to the expected term preceding the grant date.

(2) Performance-based share options

The Company granted 5,345,105, 9,566,660 and 838,530 performance-based share options to its officers and employees for the years ended December 31, 2008, 2009 and 2010. These awards are generally vested over a four year term. The performance goals and vesting schedule of these awards are determined by the Board of Directors. For those awards, an evaluation is made each quarter as to the likelihood of performance criteria being met. Compensation expenses are then adjusted to reflect the number of shares expected to vest to date.

Share-based compensation expenses related to performance-based share options of RMB9,202,811, RMB36,679,268 and RMB30,101,115 were recognized in the Consolidated Statements of Operations for the years ended December 31, 2008, 2009 and 2010, respectively, net of capitalized performance-based compensation expenses The unamortized compensation costs related to the unvested awards not yet recognized were RMB43,903,196 as of December 31, 2010, adjusted for estimated forfeitures and expected to vest performance-based options, and weighted average period over which it would be recognized was 2.32 years. Tax benefit realized from tax deductions associated with the Group's US employees' performance-based option exercises for the years ended December 31, 2008, 2009 and 2010 were Nil, Nil and RMB1,477,538 respectively. Performance-based compensation expenses capitalized as part of online game product development costs for the years ended December 31, 2008, 2009 and 2010 were Nil, Nil and RMB524,675, respectively.

In March 2009, the Company's Board of Directors approved an option modification to adjust the exercise price and vesting schedules for certain outstanding performance-based share options that were granted by the Company in 2007 and 2008 to the then fair market value of ordinary shares underlying such options. The then fair market value was based on the closing price of the Company's ADSs traded on the Nasdaq as of March 2, 2009, which was the last trading day prior to the board approval. 141 employees were affected by this modification. All eligible share option grantees affected by such changes had entered into amendments to their original share option agreements with the Company. The Company would recognize a modification charge for the incremental compensation cost of RMB8,996,087 over the remaining vesting periods of three years to four years for the modified options.

In August 2010, the Company's Board of Directors approved an option modification to adjust the exercise prices for certain outstanding performance-based share options that were granted by the Company in 2009 and 2010 to the then fair market value of ordinary shares underlying such options. The then fair market value was based on the closing price of the Company's ADSs traded on the Nasdaq as of August 19, 2010, which was the last trading day prior to the board approval. 24 employees were affected by this modification. All eligible share option grantees affected by such changes had entered into amendments to their original share option agreements with the Company. The Company would recognize a modification charge for the incremental compensation cost of RMB1,761,299 over the remaining vesting periods of three years to four years for the modified share options.

The summary of performance-based share options activities under the Share Incentive Plan as of December 31, 2010 and changes during the year is presented below:

Options	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term(years)	Aggregate Intrinsic Value
		US $		US $
Outstanding as of January 1, 2010	12,249,945	1.86	3.77	73,873,716
Granted	838,530	4.85
Exercised	(588,100)	1.82
Forfeited or cancelled	(1,812,980)	2.21

Outstanding as of December 31, 2010	10,687,395	2.03	2.90	28,821,035

Vested and expected to vest as of December 31, 2010	9,205,474	2.05	2.93	24,705,222
Exercisable as of December 31, 2010	1,683,368	2.19	2.80	4,272,520

No option expired during the years ended December 31, 2008, 2009 and 2010.

The weighted-average grant date fair value of options granted during the years ended December 31, 2008, 2009 and 2010 were RMB15.76 (US $2.23) per option, RMB6.06 (US $0.89) per option and RMB20.23 (US $2.99) per option, respectively. The Company expects to issue new ordinary shares to satisfy share option exercises.

The total intrinsic value of options exercised during the years ended December 31, 2008, 2009 and 2010 were Nil, RMB3,138,650 and RMB16,194,011. The intrinsic value is calculated as the difference between the Company's closing stock price on the date of exercise and the exercise price of the shares.

The estimated fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing method with the following assumptions:

For the years ended December 31,
	2008	2009	2010
Risk-free interest rates (%)(1)	2.22%-3.11%	1.49%-2.05%	0.96%-1.93%
Expected life (in years)(2)	3.33-3.96	3.51-4.59	3.64-4.26
Expected dividend yield(3)	—	—	—
Expected volatility (%)(4)	47.45%-53.80%	49.87%-57.75%	56.01%-57.18%

1.	The risk-free interest rate is based on the implied yield rates of China international bonds denominated in USD for a term consistent with the expected life of the awards in effect at the time of grant if such rates are available. Otherwise, the risk-free interest rate is based on the US treasury yield for a term consistent with the expected life of the awards.
2.	The expected life of share options granted with performance condition is based on the Company's estimation considering historical exercise patterns, which the Company believes are representative of future behavior.
3.	The Company has no history or expectation of paying dividends on its common stock.
4.	The Company estimates the volatility of its common stock at the date of grant based on the historical volatility of comparable companies for a period equal to the expected term preceding the grant date.

Restricted Shares

In addition to share options, share-based compensation expenses arose from 6,928,570 restricted shares awarded by principal shareholders in September 2006 to the Chief Technology Officer. For purposes of recording compensation expense, this grant was treated as if it was awarded by the Company. The ordinary shares were awarded to the Chief Technology Officer for his contributions of certain management, technology and technological expertise since the inception of the Company. These ordinary shares are subject to transfer restrictions with a vesting period of four years since the grant date and were valued at their estimated fair value on the date of the award. These ordinary shares were not included in the Company's revised share incentive plan.

The Company granted 2,448,325 services-based restricted shares and 930,000 performance-based restricted shares to aggregate 619 of its officers and employees during the year ended December 31, 2008. Subsequently, the Company replaced these 3,378,325 restricted shares with stock options in December 2008. No incremental cost had to be recorded for this modification because the fair value of the options after modification was below the fair value of the restricted shares before modification. There were no service-based or performance-based restricted shares granted in 2009 and 2010.

Accordingly, share-based compensation expenses related to services-based restricted shares of RMB15,167,940, RMB644,691 and RMB466,980 were recognized in the Consolidated Statements of Operations for the years ended December 31, 2008, 2009 and 2010, respectively. Share-based compensation expense related to performance-based restricted shares were RMB5,496,887, Nil and Nil recognized in the Consolidated Statements of Operation for the years ended December 31, 2008, 2009 and 2010.

The summary of restricted share activities as of December 31, 2010 and changes during the year is presented below:

	Number of shares	Fair value per share at grant date
US $
Unvested as of January 1, 2010	1,299,106	0.06
Granted	—	—
Vested	(1,299,106)	0.06
Forfeited or cancelled	—	—

Unvested as of December 31, 2010	—	—

Expected to vest thereafter	—	—

As of December 31, 2010, there was no unrecognized compensation cost related to restricted shares.

The total fair value of shares vested for the years ended December 31, 2008, 2009 and 2010 were RMB55,168,226, RMB70,524,798 and RMB51,465,591, respectively.

Taxation	12 Months Ended
Dec. 31, 2010
Taxation
Taxation

16. Taxation

a. VAT

PW Network was subject to a 17% VAT for the revenues from online game business in the PRC before August 2009. The Group has adopted the gross presentation for VAT, which is included in revenues and cost of revenues.

Companies that fulfill certain criteria set by the relevant authorities, develop their own software products or online games and have the software product or online game registered with the relevant authorities in the PRC are entitled to a refund of 14% VAT. For relevant periods presented, PW Network met these criteria and therefore was entitled to the 14% refund. The VAT refund was recorded as a reduction of cost of revenues, hence the net VAT amount included in cost of revenues amounted to only 3% of the related revenues. PW Network was also subject to 10% surcharge of VAT payables according to PRC tax law.

Starting from August 2009, the state and local tax authorities approved PW Network to convert from a VAT payer to a business tax payer.

The Group's sales proceeds to be collected from its online game operation in Japan were subject to consumption tax at a rate of 5%.

b. Business tax

The Group's subsidiaries and VIEs incorporated in China are subject to a 5% business tax on revenues generated from online game, film and television businesses in the PRC. Revenues generated from film and television advertising are also subject to a 3% cultural business construction fee. In addition, the Group's subsidiaries and VIEs incorporated in China are also subject to certain surcharges on revenues for city construction and education. Business tax and the related surcharges are recognized when the revenue is earned.

According to an applicable governmental policy, revenues generated from PW Pictures' film distribution are exempt from the business tax.

According to an applicable governmental policy, revenues generated from PW Software's software development and relevant technology consulting services, being a technology development business, are exempt from the business tax.

c. Income taxes

Cayman Islands and British Virgin Islands

Under the current laws of the Cayman Islands and British Virgin Islands, the Company and its subsidiaries in Cayman Islands and British Virgin Islands are not subject to tax on their income or capital gain. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

United States

PW USA and Runic are subject to a 34% federal corporate income tax rate and, in some instance, certain states income tax in the United States.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, the Group's subsidiaries in Hong Kong are subject to 16.5% income tax on its taxable income generated from operations in Hong Kong. Additionally, payments of dividends by PW Hong Kong to the Company are not subject to any Hong Kong withholding tax. PW Hong Kong has no significant operations in Hong Kong since its inception.

Malaysia, Taiwan and Netherlands

The Group's subsidiaries established in Malaysia, Taiwan and Netherlands do not have significant operations since their inception during the years ended December 31, 2009 and 2010.

Japan

C&C Media is subject to 40.7% income tax in Japan.

PRC

On March 16, 2007, the National People's Congress of PRC enacted a new Corporate Income Tax Law ("new CIT law"), under which Foreign Investment Enterprises ("FIEs") and domestic companies would be subject to CIT at a uniform rate of 25%. There will be a five-year transition period for FIEs, during which FIEs are allowed to continue to enjoy their existing preferential tax treatments. Preferential tax treatments will continue to be granted to entities which conduct businesses in certain encouraged sectors and to entities otherwise classified as "software enterprises" and/or "high and new technology enterprises," whether FIEs or domestic companies. The new CIT law became effective on January 1, 2008.

Under the new CIT law, enterprises that were established before March 16, 2007 and already enjoyed preferential tax treatments will continue to enjoy them (i) in the case of preferential tax rates, for a period of five years from January 1, 2008, or (ii) in the case of preferential tax exemption or reduction for a specified term, until the expiration of such term.

PW Network has been qualified as "high and new technology enterprise" under the new CIT law from 2008 to 2010 and maintained its "software enterprise" status from 2008 to 2010. PW Network elected to enjoy the preferential tax treatment as the "software enterprise." Therefore, PW Network was entitled to the tax exemption in 2008 and a 50% income tax reduction to a rate of 12.5% in 2009 and 2010, and will continue to be entitled to such reduction till 2011, provided that it continues to be qualified as a "software enterprise" during such period.

PW Software has been qualified as "high and new technology enterprise" from 2008 to 2010. Therefore, PW Software is entitled to the tax exemption in 2008 and 2009 and a 50% reduction of its applicable CIT rate of 15% in 2010. If PW Software will continue to be qualified as "high and new technology enterprise" from 2011 to 2012, PW Software will continue to be entitled to a 50% reduction of its applicable CIT rate of 15% from 2011 to 2012.

Shanghai PW Network has been qualified as "software enterprise" status in 2009 and 2010. Shanghai PW Network achieved cumulative taxable income for the year ended December 31, 2009. Shanghai PW Network is entitled to the tax exemption in 2009 and 2010 and would be subject to a 50% income tax reduction to a rate of 12.5% from 2011 to 2013, provided that it continues to be qualified as a "software enterprise" during such period.

PW Digital Software and PW Digital have been qualified as "software enterprise" status in 2010. PW Digital Software and PW Digital achieved cumulative taxable income for the year ended December 31, 2010. Therefore, PW Digital Software and PW Digital are entitled to the tax exemption in 2010 and 2011 and would be subject to a 50% income tax reduction to a rate of 12.5% from 2012 to 2014, provided that it continues to be qualified as a "software enterprise" during such period.

According to some circulars issued by State Administration of Taxation, PW Pictures is entitled to an exemption from corporate income tax in 2009 and 2010.

Except for PW Network, PW Software, Shanghai PW Network, PW Digital Software, PW Digital and PW Pictures, the Group's other major China-based subsidiaries and VIEs are subject to a 25% CIT rate.

Withholding tax on undistributed dividends

New CIT law imposes a withholding tax for any dividends to be distributed. All undistributed earnings are presumed to be transferred to the parent company and are subject to the withholding taxes. The presumption may be overcome if the Company has sufficient evidence to demonstrate that the undistributed dividends will be re-invested and the remittance of the dividends will be postponed indefinitely. All the foreign invested enterprises are subject to the withholding tax from January 1, 2008.

Pursuant to the new CIT law and the Implementing Rules which became effective on January 1, 2008, dividends generated after January 1, 2008 and payable by a foreign-invested enterprise to its foreign investors will be subject to a 10% withholding tax if the foreign investors are considered as non-resident enterprises. A lower withholding tax rate will be applied if there is a tax treaty arrangement between China and the jurisdiction of the foreign holding companies, such as Hong Kong, which will be taxed at 5%. PW Software is invested by immediate foreign holding company in Hong Kong. So dividend declared by PW Software is subjected to the withholding tax at a rate of 5%. In the fourth quarter of 2008, to fund the Company's share repurchase program, PW Software decided to declare dividend for the earnings generated in 2008 to its direct parent, PW Hong Kong. As such, a 5% withholding tax of RMB26.0 million was accrued and recorded as deferred tax liabilities as of December 31, 2008.

The Group continued to accrue withholding tax in the first two quarters of 2009. In the third quarter of 2009, the Board of Directors approved a change in the Group's dividend policy and decided that the Group will not distribute any profit out of PW Software arising in the third quarter of 2009 and beyond upon the expiration of the 2008 share repurchase program and will maintain such profit onshore to reinvest in its PRC operation indefinitely. Therefore, no withholding income tax was accrued thereafter.

The license fees and royalties received from the Group's licensees in various jurisdictions outside of the PRC are subject to withholding taxes at rates ranged from 0% to 20%. The Group recognized RMB27,303,570, RMB34,617,375 and RMB26,380,188 as income tax expense related to withholding taxes during the years ended December 31, 2008, 2009 and 2010, respectively.

Components of income taxes

	For the years ended December 31
	2008		2009		2010
	Overseas Entities	PRC Entities	Overseas Entities	PRC Entities	Overseas Entities	PRC Entities
	RMB	RMB	RMB	RMB	RMB	RMB
Current income tax expense	—	—	2,420,685	12,545,786	23,177,519	42,128,010
Deferred income tax (credit) / expense	—	—	(3,788,920)	2,743,411	(6,335,583)	2,189,361
Foreign withholding tax expense	15,194,185	12,109,385	19,996,289	14,621,086	14,055,414	12,324,774
PRC withholding tax on dividend	26,000,000	—	19,744,931	—	—	—

Income tax expense	41,194,185	12,109,385	38,372,985	29,910,283	30,897,350	56,642,145

Reconciliation of the difference between PRC statutory income tax rate and the Group's effective income tax rate for the years ended December 31, 2008, 2009 and 2010 is as follows:

	For the years ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
Statutory income tax rate	25%	25%	25%
Effect on tax incentive and holiday	(27.2)%	(24.0)%	(18.2)%
Effect due to tax-exempt entities	1.7%	(0.2)%	0.1%
Change in valuation allowance	0.4%	0.7%	2.5%
Effect of the overseas withholding taxes	3.9%	3.1%	2.9%
Effect of the PRC withholding tax for dividend distribution	3.7%	1.8%	0%
Effective on permanent difference	0.1%	(1.3)%	(2.0)%
Others	—	1.1%	(0.7)%

Effective income tax rate	7.6%	6.2%	9.6%

The following table sets forth the computation of the effects of the tax incentive and holidays granted to the subsidiaries and VIEs of the Company for the years ended December 31, 2008, 2009 and 2010, respectively:

	For the years ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
Effect of tax incentive and holiday	189,760,732	265,317,929	166,723,066
Basic net earnings per share effect	0.68	1.05	0.67

d. Deferred tax assets and deferred tax liabilities

	December 31, 2009	December 31, 2010
	RMB	RMB
Deferred tax assets:
Foreign withholding tax	2,155,473	1,309,990
Net operating loss carryforwards	11,233,212	32,744,011
Current reserves and accruals	1,243,511	8,897,918
Depreciation and amortization	1,934,204	668,776
Others	322,618	2,824,941

Total deferred tax assets	16,889,018	46,445,636
Less: Valuation allowance	(10,944,625)	(34,355,314)

Net deferred tax assets	5,944,393	12,090,322

Deferred tax liabilities:
Withholding income tax on dividend	19,744,931	19,637,071
Intangible assets arisen from business combination	—	14,140,077
Others	2,743,411	13,260,250

Total deferred tax liabilities	22,488,342	47,037,398

Movement of valuation allowance

	For the years ended December 31
	2009	2010
	RMB	RMB
Balance at beginning of the year	3,100,439	10,944,625
Current year addition	9,525,924	23,829,975
Current year reversal	(1,681,738)	(419,286)

Balance at end of the year	10,944,625	34,355,314

Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including (i) future reversals of existing taxable temporary differences; (ii) future taxable income exclusive of reversing temporary differences and carryforwards; and (iii) tax planning strategies.

Employee Benefits	12 Months Ended
Dec. 31, 2010
Employee Benefits
Employee Benefits

17. Employee benefits

The full-time employees of the Company's subsidiaries and the VIEs that are incorporated in the PRC are entitled to staff welfare benefits, including medical care, welfare subsidies, unemployment insurance, pension benefits and housing fund. These companies are required to accrue for these benefits based on certain percentages of the employees' salaries in accordance with the relevant regulations, and to make contributions to the state sponsored pension and medical plans out of the amounts accrued for medical and pension benefits. The total amounts charged to the statements of operations for such employee benefits amounted to approximately RMB25,862,197, RMB46,012,764 and RMB86,753,359 for the years ended December 31, 2008, 2009 and 2010, respectively. The PRC government is responsible for the medical benefits and ultimate pension liability to these employees and the Company's obligation is limited to the amounts contributed.

Net Earnings per Share	12 Months Ended
Dec. 31, 2010
Net Earnings per Share
Net Earnings per Share

18. Net earnings per share

The following table sets forth the computation of basic and diluted earnings per ordinary share for the years ended December 31, 2008, 2009 and 2010:

	For the years ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
Numerator:
Net profit	646,456,114	1,037,201,399	840,700,773
Numerator for basic earnings per share	646,456,114	1,037,201,399	840,700,773

Numerator for diluted earnings per share	646,456,114	1,037,201,399	840,700,773

Denominator:
Weighted-average number of ordinary shares outstanding, basic	280,987,729	252,138,828	250,232,543
Effect of dilutive share options	15,250,422	16,865,538	14,585,833

Weighted-average number of ordinary shares outstanding, diluted.	296,238,151	269,004,366	264,818,376

Basic earnings per ordinary share	2.30	4.11	3.36
Diluted earnings per ordinary share	2.18	3.86	3.17

For the years ended December 31, 2008, 2009 and 2010, options to purchase ordinary shares that were anti-dilutive and excluded from the calculation of diluted net income per share were approximately 2,789,243, 584,614 and 7,385,903, respectively.

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information
Segment Information

19. Segment Information

The Group has determined that it currently operates in two principal operating segments: 1) online game related operation and 2) film, television and others. Information regarding the business segments provided to the Company's CODM is usually at the revenue level or gross margin level. The Company currently does not allocate operating costs or assets to its segments, as its CODM does not use such information to allocate resources to or evaluate the performance of the operating segments.

The following is a summary of revenues, cost of revenues and gross profit:

	Online game related operation	Film, television and others	Total
	RMB	RMB	RMB
Year ended December 31, 2008:
Revenues	1,437,178,366	—	1,437,178,366
Cost of revenues	175,264,350	—	175,264,350

Gross profit	1,261,914,016	—	1,261,914,016

Year ended December 31, 2009:
Revenues	2,094,558,366	49,804,306	2,144,362,672
Cost of revenues	271,043,328	28,717,551	299,760,879

Gross profit	1,823,515,038	21,086,755	1,844,601,793

Year ended December 31, 2010:
Revenues	2,371,238,994	99,194,565	2,470,433,559
Cost of revenues	378,678,901	66,018,204	444,697,105

Gross profit	1,992,560,093	31,176,361	2,025,736,454

Geographic information for the years ended December 31, 2008, 2009, and 2010 is based on the location of the customers. Revenues from external customers by geographic areas were as follows:

	For the years ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
China	1,243,075,554	1,800,440,209	1,837,108,108
North America	7,884,135	129,296,833	266,168,245
Other international regions………	186,218,677	214,625,630	367,157,206

Total	1,437,178,366	2,144,362,672	2,470,433,559

Related Party Transaction	12 Months Ended
Dec. 31, 2010
Related Party Transaction
Related Party Transaction

20. Related party transaction

The table below sets forth the major related parties and their relationships with the Group as of December 31, 2010:

Company name	Relationship with the Group
Beijing Jiuzhou Tianyuan Investment Management Co., Ltd. ("Jiuzhou Tianyuan")	Equity owner of PW Network
Chengdu Seasky	An investee of the Company
Ye Net	An investee of the Company
SAIF	One of the Company's Independent Directors is the Partner of SAIF
Zhizhu Network	An investee of the Company

During the years ended December 31, 2008, 2009 and 2010, significant related party transactions were as follows:

	For the years ended December 31,
	2008	2009	2010
	RMB	RMB	RMB
Share repurchase from SAIF	386,648,554	358,290,214	—
Cash collection on behalf of Ye Net	—	2,983,896	1,073,284
To acquire additional equity in PW Pictures from Beijing Jiuzhou Kaiyuan Investment Management Co., Ltd. ("Jiuzhou Kaiyuan")*	—	17,800,000	16,885,051
Short-term loan to Jiuzhou Tianyuan	—	6,980,000	—
Marketing services provided by Zhizhu	—	—	170,000

*	Jiuzhou Kaiyuan ceased to be a related party of the Group starting May 2010, as Jiuzhou Kaiyuan is under the control of one of the Company's former Directors who has resigned from Board during May 2010.

As of December 31, 2009 and 2010, outstanding amount due from/to related parties were as follows:

	December 31, 2009	December 31, 2010
	RMB	RMB
Due from Ye Net for service fee	159,100	—
Prepayment to Zhizhu Network for marketing service	—	2,127,500

Total	159,100	2,127,500

Due to Ye Net for cash collection on behalf of Ye Net	650,616	—
Due to Ye Net for investment fund	5,000,000	4,832,000

Total	5,650,616	4,832,000

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

21. Commitments and contingencies

a. Contractual commitment

Contractual commitments related to office rental, leases signed for co-location services and server rentals and leasehold improvement and building renovation are presented in the following table:

	Office rental	Co-location & Server rental	Leasehold improvements & Building renovation	Total

	RMB	RMB	RMB	RMB
2011	50,849,024	39,406,210	32,196,333	122,451,567
2012	47,096,833	—	—	47,096,833
2013	32,182,304	—	9,144,764	41,327,068
2014	5,934,948	—	—	5,934,948
2015	1,998,050	—	—	1,998,050

	138,061,159	39,406,210	41,341,097	218,808,466

The rental expenses including server leasing rental and office rental were approximately RMB73,654,524, RMB83,861,093 and RMB112,619,877 for the years ended December 31, 2008, 2009 and 2010, respectively, and were charged to the statement of operations when incurred.

b. Contingencies

The Group did not record any legal contingencies as of December 31, 2010.

Restricted Net Assets	12 Months Ended
Dec. 31, 2010
Restricted Net Assets
Restricted Net Assets

22. Restricted net assets

Relevant PRC laws and regulations permit payments of dividends by the subsidiaries and the VIEs incorporated in PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company's subsidiaries and VIEs can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to statutory reserve. The statutory general reserve fund (see Note 2(23)) requires annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends, unless such reserve funds have reached 50% of its respective registered capital. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately RMB1,032.4 million or 30.7% of the Company's total consolidated net assets as of December 31, 2010. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries and VIEs for working capital and other funding purposes, the Company may in the future require additional cash resources from its PRC subsidiaries and VIEs due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company's shareholders. There were no undistributed retained earnings by the equity accounted investees in the consolidated retained earnings due to losses incurred by them.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events
Subsequent Events

23. Subsequent events

(1) Investment in Ye Net

In January 2011, the Group increased the equity interest in Ye Net to 80%. As the Group obtained unilateral control of Ye Net in January 2011, it started to consolidate Ye Net's financial statements thereafter.

(2) Transfer of equity interest in Chengdu Seasky

In January 2011, the Group entered into an agreement to transfer 40% equity interest in Chengdu Seasky to an officer of Chengdu Seasky.

(3) Share repurchase program

In March, 2011, the board authorized the Company to repurchase up to US $100.0 million of its own American Depositary Shares ("ADSs") during the period from March 2011 to March 2012. The repurchases will be made from time to time on the open market at prevailing market prices, in negotiated transactions off the market, in block trades or otherwise. The timing and extent of any purchases will depend upon market conditions, the trading price of ADSs and other factors, and subject to the restrictions relating to volume, price and timing under applicable law, including Rule 10b-18 under the Securities Exchange Act of 1934. The Company expects to implement this share repurchase program in a manner consistent with market condition and the interest of the shareholders.

(4) Abridge Technology litigation

On March 17, 2011, a patent infringement lawsuit, entitled Abridge Technology v. Metropcs Communications, Inc. et al., Case No. 11-cv-00180 was filed in the United State District Court for the Eastern District of Texas against thirty parties. PW USA is one of the thirty parties in this case. The plaintiff alleges that these thirty parties infringed four of its patents related to conducting electronic commerce using electronic tokens. The Group believes this case is without merit and intends to vigorously defend it.

(5) Option grants

On March 18, 2011, the Company granted 5,692,200 share options to certain employees of the Company. These shares options are subject to the vesting period as well as certain performance criteria restrictions.

(6) Investment in Beijing Flourish Pictures Co., Ltd. ("Flourish")

In March 2011, the Group entered into an agreement to acquire a majority equity interest in Beijing Flourish Pictures Co., Ltd., or Flourish. Flourish was later renamed as Beijing Hope Century Pictures Co., Ltd., or Hope Century.

Additional Information - Condensed Financial Statements	12 Months Ended
Dec. 31, 2010
Additional Information - Condensed Financial Statements
Additional Information - Condensed Financial Statements

24. Additional information—Condensed Financial Statements

The separate condensed financial statements of Perfect World Co., Ltd. (the "Company") as presented below have been prepared in accordance with Securities and Exchange Commission Regulation S-X Rule 5-04 and Rule 12-04.

The Company records its investments in its subsidiaries under the equity method of accounting. Such investment is presented on the balance sheet as "Long-term investments" and the profit of the subsidiaries is presented as "Equity in profit of subsidiaries &VIEs" on the statement of operations.

For the VIEs, where the Company is the primary beneficiary, the amount of the Company's investment is included on the balance sheet as "Long-term investments" and profit or loss of the VIEs is included in "Equity in profit of subsidiaries &VIEs" in the statement of operations.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed and omitted. The footnote disclosures contain supplemental information relating to the operations of the Company, as such, these statements should be read in conjunction with the notes to the consolidated financial statements of the Company.

The Company did not have significant capital and other commitments, long term obligations, or guarantees as of December 31, 2010. Operating expense for the Company for the year ended December 31, 2010 include share-based compensation expenses as a result of the options granted to employees. Total share-based compensation for the years ended December 31, 2008, 2009 and 2010 were RMB48,713,139, RMB74,958,496 and RMB93,159,912, respectively, which were recorded in the Company's financial statements.

The related party transactions between the Company and the VIEs and the subsidiaries include the inter-company loans, professional fees paid by the Company on behalf of the VIEs, and the overseas licensing fees received by the Company on behalf of the VIEs and the subsidiaries.

Financial information of parent company

Condensed Balance Sheets

		December 31, 2009	December 31, 2010	December 31, 2010
	Notes
		RMB	RMB	USD (Note 2(5))
Assets
Current assets
Cash and cash equivalents	2(6)	82,295,837	30,801,046	4,666,825
Accounts receivable, net		15,838,140	5,355,298	811,409
Due from related parties		65,509,319	43,495,643	6,590,249
Prepayments and other assets		3,340,638	14,699,704	2,227,228
Deferred tax assets		153,906	214,828	32,550

Total current assets		167,137,840	94,566,519	14,328,261

Non current assets
Interest in subsidiaries and VIEs		2,433,812,262	3,566,714,940	540,411,352
Intangible assets, net		—	1,931,695	292,681
Due from related parties		260,014,712	244,877,633	37,102,672
Prepayments and other assets		618,177	428,266	64,890
Deferred tax assets		—	8,564	1,298

Total assets		2,861,582,991	3,908,527,617	592,201,154

Liabilities and Shareholders' Equity
Current liabilities
Accrued expenses and other liabilities		11,061,574	9,318,803	1,411,940
Due to related parties		27,765,997	138,897,196	21,045,030
Deferred revenues		1,327,720	2,782,126	421,534

Total current liabilities		40,155,291	150,998,125	22,878,504

Deferred revenues		524,182	196,685	29,801
Due to related parties		523,644,350	507,884,865	76,952,252

Total liabilities		564,323,823	659, 079,675	99,860,557

Shareholders' Equity
Ordinary shares (US $0.0001 par value, 10,000,000,000 shares authorized, 49,171,190 Class A ordinary shares issued and outstanding, 199,957,195 Class B ordinary shares issued and outstanding as of December 31, 2009; 10,000,000,000 shares authorized, 39,171,195 Class A ordinary shares issued and outstanding, 211,839,885 Class B ordinary shares issued and outstanding as of December 31, 2010)	14	198,506	199,791	30,271
Additional paid-in capital	14	381,099,428	493,089,324	74,710,504
Statutory reserves	2(23)	181,563,507	239,264,390	36,252,180
Accumulated other comprehensive loss	2(4)	(65,453,442)	(65,956,622)	(9,993,428)
Retained earnings		1,799,851,169	2,582,851,059	391,341,070

Total Shareholders' Equity		2,297,259,168	3,249,447,942	492,340,597

Total Liabilities and Shareholders' Equity		2,861,582,991	3,908,527,617	592,201,154

Financial information of parent company

Condensed Statements of Operations

	For the years ended December 31,
	2008	2009	2010	2010
	RMB	RMB	RMB	USD (Note 2(5))
Revenues
Overseas licensing revenues	96,719,972	66,312,348	43,822,382	6,639,755

Total Revenues	96,719,972	66,312,348	43,822,382	6,639,755
Cost of revenues	(2,386,498)	(3,387,175)	(5,404,260)	(818,827)

Gross profit	94,333,474	62,925,173	38,418,122	5,820,928
Operating expenses
Research and development expenses	(22,684,164)	(36,730,329)	(37,540,626)	(5,687,974)
Sales and marketing expenses	(7,038,182)	(10,214,114)	(17,981,008)	(2,724,395)
General and administrative expenses	(38,767,936)	(44,795,378)	(42,812,952)	(6,486,811)

Total operating expenses	(68,490,282)	(91,739,821)	(98,334,586)	(14,899,180)

Operating profit / (loss)	25,843,192	(28,814,648)	(59,916,464)	(9,078,252)

Other income / (expenses)
Interest income	8,386,868	141,326	13,003	1,970
Others, net	7,589	(135,949)	(110,866)	(16,797)

Income / (loss) before tax	34,237,649	(29,809,271)	(60,014,327)	(9,093,079)
Income tax expense	(15,194,185)	(16,125,344)	(6,527,910)	(989,077)
Equity in profit of subsidiaries &VIEs	627,412,650	1,082,136,014	907,243,010	137,461,062

Net income	646,456,114	1,037,201,399	840,700,773	127,378,906

Condensed Statements of Cash Flows

	For the years ended December 31
	2008	2009	2010	2010
	RMB	RMB	RMB	USD (Note 2(5))
Net cash (used in) / provided by operating activities	(28,668,288)	52,441,386	31,956,937	4,841,960
Net cash (used in) / provided by investing activities	(570,120,549)	286,124,513	(204,134,480)	(30,929,467)
Net cash (used in) / provided by financing activities	(738,762)	(343,196,447)	121,370,269	18,389,435
Effect of exchange rate changes on cash and cash equivalents	(19,453,753)	(111,558)	(687,517)	(104,169)

Net decrease in cash	(618,981,352)	(4,742,106)	(51,494,791)	(7,802,241)
Cash and cash equivalents, beginning of the period	706,019,295	87,037,943	82,295,837	12,469,066

Cash and cash equivalents, end of the period	87,037,943	82,295,837	30,801,046	4,666,825